EXHIBIT 10.3

EXECUTION VERSION

SECOND LIEN CREDIT AGREEMENT,

dated as of August 1, 2013,

among

THE STANDARD REGISTER COMPANY,

as the New Borrower,

WORKFLOWONE LLC,

as the Existing Borrower,

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTIES HERETO,

as the Subsidiary Guarantors,

VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS FROM TIME TO TIME
PARTIES HERETO,

as the Lenders,

and

SILVER POINT FINANCE, LLC,
as the Administrative Agent.

Page

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS

3

1.1

Defined Terms

3

1.2

Use of Defined Terms

40

1.3

Cross-References

40

1.4

Accounting and Financial Determinations

40

ARTICLE II  LOANS, CLOSING RATE AND NOTES

40

2.1

Loans.

40

2.2

Closing Rate

41

2.3

Continuation and Conversion Elections

41

2.4

Funding

42

2.5

Register; Notes

42

2.6

Incremental Credit Extensions.

43

ARTICLE III  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

45

3.1

Repayments and Prepayments; Application

45

3.1.1

Repayments and Prepayments

46

3.1.2

Application

48

3.2

Interest Provisions

48

3.2.1

Rates

48

3.2.2

Post-Default Rates.

49

3.2.3

Payment Dates

49

3.2.4

Interest Capitalization.

50

3.3

Fees

51

3.3.1

Administrative Agent’s Fee

51

3.4

Nature and Extent of Each Borrower’s Liability.

51

3.4.1

Joint and Several Liability

51

3.4.2

Unconditional Nature of Liability

52

3.4.3

Partial Release of Liability for Obligations

52

3.4.4

Postponement of Subrogation, etc

52

ARTICLE IV  CERTAIN LIBO RATE AND OTHER PROVISIONS

53

4.1

LIBO Rate Lending Unlawful

53

4.2

Deposits Unavailable

53

4.3

Increased LIBO Rate Loan Costs, etc

53

i

(continued)

Page

4.4

Funding Losses

54

4.5

Increased Capital Costs

54

4.6

Taxes

55

4.7

Payments, Computations; Proceeds of Collateral, etc

57

4.8

Sharing of Payments

58

4.9

Setoff

59

4.10

Replacement of Lenders

59

4.11

Change in Lending Office

60

4.12

Tax Treatment

60

ARTICLE V  CONDITIONS TO TERM LOAN AMENDMENT AND ASSUMPTION

61

5.1

Resolutions, etc

61

5.2

Consummation of Transactions

61

5.3

Delivery of Notes

62

5.4

Guarantees

62

5.5

Security Agreements

62

5.6

Mortgages

63

5.7

Intellectual Property Security Agreements

63

5.8

Filing Agent, etc

63

5.9

Intercreditor Agreements

63

5.10

Patriot Act Disclosures

63

5.11

Compliance with Warranties, No Default, etc

63

5.12

Legal Opinions

64

5.13

Insurance

64

5.14

Fees

64

5.15

No Litigation

64

5.16

Closing Certificate; Third Party Consents

64

5.17

Solvency Certificate

64

5.18

Know Your Customer

64

ARTICLE VI  REPRESENTATIONS AND WARRANTIES

65

6.1

Organization and Qualification

65

6.2

Power and Authority

65

6.3

Legally Enforceable Agreement

65

(continued)

Page

6.4

Capital Structure

65

6.5

Corporate Names

66

6.6

Business Locations; Agent for Process

66

6.7

Priority of Liens

66

6.8

Solvent Financial Condition

66

6.9

Brokers

67

6.10

Governmental Approvals

67

6.11

Compliance with Applicable Laws

67

6.12

Litigation

67

6.13

No Defaults

67

6.14

Investment Company Act

67

6.15

Margin Stock

67

6.16

Security Documents

67

ARTICLE VII  COVENANTS

68

7.1

Affirmative Covenants

68

7.1.1

Visits and Inspections

68

7.1.2

Notices

68

7.1.3

Financial and Other Reporting

69

7.1.4

Landlord and Storage Agreements

71

7.1.5

Projections

72

7.1.6

Taxes

72

7.1.7

Compliance with Applicable Laws

72

7.1.8

Insurance

72

7.1.9

[Reserved].

72

7.1.10

Payment of Obligations

72

7.1.11

Preservation of Existence, Etc

73

7.1.12

Maintenance of Properties

73

7.1.13

Compliance with Terms of Leaseholds

73

7.1.14

Lien Searches

73

7.1.15

Material Contracts

73

7.1.16

Books and Records

73

7.1.17

Future Subsidiary Guarantors, Security, etc

74

(continued)

Page

7.1.18

Further Mortgages and Insurance

74

7.1.19

Valuations

75

7.1.20

Post-Closing Condition

75

7.2

Negative Covenants

75

7.2.1

Fundamental Changes

75

7.2.2

Disposition of Assets

76

7.2.3

Tax Consolidation

76

7.2.4

Accounting Changes

76

7.2.5

Organizational Documents

76

7.2.6

Restrictive Agreements

77

7.2.7

Conduct of Business

77

7.2.8

Liens

77

7.2.9

Indebtedness

77

7.2.10

Restricted Investments

78

7.2.11

Loans

78

7.2.12

Distributions; Upstream Payments.

78

7.2.13

Affiliate Transactions

79

7.2.14

Restrictions on Payment of Junior Financing

79

7.2.15

Amendments to Subordinated Indebtedness

79

7.2.16

Sale-Leaseback and Pension Obligations

80

7.2.17

Financial Condition and Operations

80

ARTICLE VIII  EVENTS OF DEFAULT

82

8.1

Listing of Events of Default

82

8.1.1

Non-Payment of Obligations

82

8.1.2

Misrepresentations

82

8.1.3

Non-Performance of Certain Covenants and Obligations

82

8.1.4

Non-Performance of Other Covenants and Obligations

82

8.1.5

Default on Other Indebtedness

82

8.1.6

Judgments

83

8.1.7

Change in Control

83

8.1.8

Bankruptcy, Insolvency, etc

84

8.1.9

Impairment of Security, etc

84

(continued)

Page

8.1.10

ERISA

84

8.2

Action if Bankruptcy

85

8.3

Action if Other Event of Default

85

ARTICLE IX  THE ADMINISTRATIVE AGENT

85

9.1

Actions.

85

9.2

Exculpation

86

9.3

Successor

89

9.4

Loans by the Administrative Agent

89

9.5

Credit Decisions

89

9.6

Copies, etc

90

9.7

Reliance by Administrative Agent

90

9.8

Defaults

90

9.9

Posting of Approved Electronic Communications.

91

9.10

Proofs of Claim

92

9.11

Appointment of Designated Term Loan Agent

93

ARTICLE X  MISCELLANEOUS PROVISIONS

94

10.1

Waivers, Amendments, etc

94

10.2

Notices; Time

95

10.3

Payment of Costs and Expenses

95

10.4

Indemnification

96

10.5

Survival

97

10.6

Severability

97

10.7

Headings

97

10.8

Execution in Counterparts, Effectiveness, etc

97

10.9

Governing Law; Entire Agreement

97

10.10

Successors and Assigns

97

10.11

Sale and Transfer of Loans; Participations in Loans; Notes

98

10.12

Other Transactions

101

10.13

Forum Selection and Consent to Jurisdiction

101

10.14

Waiver of Jury Trial

101

10.15

Confidentiality.

102

10.16

Counsel Representation

103

v

(continued)

Page

10.17

Patriot Act

103

10.18

Authorization of Administrative Agent

103

10.19

Excess Cash Flow Payments

103

ARTICLE XI

CERTAIN COLLATERAL ADMINISTRATION

103

11.1

Insurance of Collateral; Condemnation Proceeds

103

11.2

Protection of Collateral

104

11.3

Defense of Title to Collateral

105

SCHEDULE I

-

Disclosure Schedule

SCHEDULE II

-

Percentages and Amounts; LIBOR Office; Domestic Office

SCHEDULE III

-

Incremental Term Lenders

EXHIBIT A

-

Form of Term A Note

EXHIBIT B

-

Form of Term B Note

EXHIBIT C

-

Form of Term C Note

EXHIBIT D

-

Form of Continuation/Conversion Notice

EXHIBIT E

-

Form of Lender Assignment Agreement

EXHIBIT F

-

Form of Compliance Certificate

EXHIBIT G

-

Form of Subsidiary Guaranty

EXHIBIT H

-

Form of Pledge and Security Agreement

EXHIBIT I

-

Form of Mortgage

EXHIBIT J

-

Form of Lien Waiver

SECOND LIEN CREDIT AGREEMENT

THIS SECOND LIEN CREDIT AGREEMENT, dated as of August 1, 2013 (this “Agreement”), is among THE STANDARD REGISTER COMPANY (the “New Borrower”), an Ohio corporation with its chief executive office and principal place of business at 600 Albany Street, Dayton, Ohio 45417, WORKFLOWONE LLC (the “Existing Borrower” and collectively with the New Borrower, the “Borrowers”), a Delaware limited liability company, STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”) and WORKFLOWONE OF PUERTO RICO INC., a Delaware corporation (“WorkflowOne PR”; and together with SRI, SRT and iMed, each an “Initial Guarantor” and collectively together with any additional Subsidiaries of the New Borrower who become a party hereto as Subsidiary Guarantors, the “ Subsidiary Guarantors” and collectively with the Borrowers, the “Credit Parties”);  the various financial institutions and other Persons from time to time parties hereto and listed on the signature pages hereto and their respective successors and assigns and permitted assigns which become "Lenders" as provided herein (the “Lenders”) and SILVER POINT FINANCE, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Membership Interest Purchase Agreement, dated as of August 1, 2013 (the “Purchase Agreement”), between the New Borrower, Workflow Holdings, LLC, a Delaware limited liability company (the “Seller”) and the Existing Borrower, the New Borrower is directly acquiring, concurrently with the date hereof (the “Acquisition”), 100% of the issued and outstanding membership interests of the Existing Borrower from the Seller on the terms and conditions set forth in the Purchase Agreement;

WHEREAS, the Existing Borrower has entered into that certain First Lien Credit Agreement, dated as of March 2, 2011 (as amended from time to time through the date hereof, the “Existing WorkflowOne First Lien Credit Agreement”), between the Existing Borrower, as borrower, the other obligors parties thereto, the various financial institutions and other Persons from time to time parties thereto in their capacities as lenders thereunder (the “Existing WorkflowOne First Lien Lenders”), and Silver Point Finance, LLC (as successor on the Closing Date to The Bank of New York Mellon), as administrative agent thereunder (the “Existing First Lien Agent”), pursuant to which, in accordance with the Plan (as defined therein), the Existing WorkflowOne First Lien Lenders received the loans described in Section 2.1 of the Existing WorkflowOne First Lien Credit Agreement by operation of the Plan and Confirmation Order described in the Existing WorkflowOne First Lien Credit Agreement (such loans, the “Existing First Lien Term Loans”);

WHEREAS, the Existing Borrower has also entered into that certain Second Lien Credit Agreement, dated as of March 2, 2011 (as amended from time to time through the date hereof, the “Existing WorkflowOne Second Lien Credit Agreement”), between the Existing Borrower, as borrower, the other obligors parties thereto, the various financial institutions and other Persons from time to time parties thereto in their capacities as lenders thereunder (the “Existing

WorkflowOne Second Lien Lenders”), and Silver Point Finance, LLC, as administrative agent thereunder (the “Existing Second Lien Agent” and, together with the Existing First Lien Agent, the “Existing Term Agents”), pursuant to which, in accordance with the Plan, the Existing WorkflowOne Second Lien Lenders received, among other consideration, the term A loans and term B loans described in Section 2.1 of the Existing WorkflowOne Second Lien Credit Agreement by operation of the Plan described in the Existing WorkflowOne Second Lien Credit Agreement (such loans, the “Existing Second Lien Term Loans”);

WHEREAS, immediately prior to the Acquisition, the Existing Workflow One Second Lien Lenders, as holders of the Existing Second Lien Term Loans of the Existing Borrower outstanding under the Existing WorkflowOne Second Lien Credit Agreement will, pursuant to the Initial Closing Date Second Lien Term Loan Amendment Agreement, dated as of the date hereof (the “Initial Closing Date Second Lien Term Loan Amendment Agreement”), cancel, for no consideration, a portion of the outstanding principal amount (including unpaid interest and capitalized interest thereon) of the Existing Second Lien Term Loans then outstanding as set forth in the Initial Closing Date Second Lien Term Loan Amendment Agreement (such cancellation pursuant to the Initial Closing Date Second Lien Term Loan Amendment, the “Initial Existing Second Lien Term Loan Cancellation”), pro rata in accordance with the principal amount of the loans held by the Existing Workflow One Second Lien Lenders;

WHEREAS, pursuant to that certain Amendment and Restatement Agreement, dated as of the date hereof (the “Term Loan Amendment Agreement”), between the Seller, the Existing WorkflowOne First Lien Lenders, the Existing WorkflowOne Second Lien Lenders, the New Borrower, Silver Point Capital, L.P., as representative of the Existing WorkflowOne First Lien Lenders and the Existing WorkflowOne Second Lien Lenders and the Existing Term Agents, the Existing Borrower will repay all accrued and unpaid interest and a portion of the principal amount of the Existing First Lien Term Loans outstanding under the Existing WorkflowOne First Lien Credit Agreement (such prepayment, the “Permitted Pre-Closing Existing First Lien Loan Prepayment”);

WHEREAS further pursuant to the Term Loan Amendment Agreement, immediately after the  Acquisition, the Existing Workflow One Second Lien Lenders as holders of the Existing Second Lien Term Loans of the Existing Borrower remaining outstanding under the Existing WorkflowOne Second Lien Credit Agreement after the Initial Existing Second Lien Term Loan Cancellation will further cancel an additional portion of the principal amount of Existing Second Lien Term Loans of the Existing Borrower outstanding under the Existing WorkflowOne Second Lien Credit Agreement (such additional cancelled principal amount, the “Post Closing Cancelled Second Lien Principal Amount”), pro rata in accordance with the principal amount of such loans held by the Existing Workflow One Second Lien Lenders, in exchange for warrants issued to such Existing Workflow One Second Lien Lenders (such cancellation and issuance the “New Borrower Warrant Transfer”). The Post Closing Cancelled Second Lien Principal Amount will be equal to the average closing price of New Borrower common stock on the NYSE for the three trading days ending on the day prior to the Closing Date (as defined herein) multiplied by the total number of shares of New Borrower common stock underlying the warrants issued to the Existing Workflow One Second Lien Lenders pursuant to the Term Loan Amendment;

WHEREAS, further pursuant to the Term Loan Amendment Agreement, immediately following the New Borrower Warrant Transfer, the Borrowers, the Subsidiary Guarantors, the various financial institutions listed on the signature pages thereto and their respective successors and assigns and permitted assigns which become First Lien Lenders and Silver Point Finance, LLC, as the First Lien Administrative Agent for the First Lien Lenders will enter into a First Lien Credit Agreement, dated the date hereof, pursuant to which the principal amount of the Existing First Lien Term Loans of the Existing Borrower remaining outstanding on the Closing Date under the Existing WorkflowOne First Lien Credit Agreement after the Permitted Pre-Closing Existing First Lien Loan Prepayment (i) will remain outstanding under the First Lien Credit Agreement as first lien term loans of equal principal amount of the Existing Borrower, (ii) will be assumed by the New Borrower as co-obligor under the First Lien Credit Agreement, (iii) will be guaranteed (or continued to be guaranteed in the case of WorkflowOne PR) by each of the Initial Guarantors pursuant to the First Lien Loan Documents , and (iv) will be amended and restated to be on the terms set forth under the First Lien Credit Agreement pursuant to the Term Loan Amendment Agreement. The transactions referred to in clauses (i) through (iv) are referred to herein as the “First Lien Amendment and Assumption”;

 WHEREAS, further pursuant to the Term Loan Amendment Agreement, concurrently with the First Lien Amendment and Assumption, the parties hereto will enter into this Agreement, pursuant to which the principal amount of the Existing Second Lien Term Loans of the Existing Borrower remaining outstanding on the Closing Date under the Existing WorkflowOne Second Lien Credit Agreement after the Initial Existing Second Lien Term Loan Cancellation and the New Borrower Warrant Transfer, inclusive of both the Term A Loans and the Term B Loans provided for hereunder (i) will remain outstanding hereunder as second lien term loans of equal principal amount of the Existing Borrower, (ii) will be assumed by the New Borrower as co-obligor hereunder, (iii) will be guaranteed (or continued to be guaranteed in the case of WorkflowOne PR) by each of the Initial Guarantors pursuant to the Subsidiary Guaranty, and (iv) will be amended and restated to be on the terms set forth under this Agreement pursuant to the Term Loan Amendment Agreement. The transactions referred to in clauses (i) through (iv) are referred to herein as the “Second Lien Amendment and Assumption”). The First Lien Amendment and Assumption together with the Second Lien Amendment and Assumption are referred to herein as the “Term Loan Amendment and Assumption” and the consummation of the Term Loan Amendment and Assumption is referred to here as the “Closing”;

WHEREAS, the Existing Borrower, together with each Subsidiary Guarantor of the New Borrower, which is or hereafter becomes a party hereto as a Subsidiary Guarantor, is or will be affiliated, is or will be engaged in interrelated businesses, and is or will derive substantial direct and indirect benefit from extensions of credit to the New Borrowers pursuant to this Agreement.

NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

 1.1

Defined Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“ABL Administrative Agent” means the administrative agent designated as such from time to time under the ABL Credit Agreement.

“ABL Availability” means on any date, the principal amount of loans that the New Borrower and its Subsidiaries are entitled to borrow on such date under the ABL Credit Agreement.

“ABL Bank Product Obligations” has the meaning ascribed to the term “Bank Product Obligations” (or such corresponding term) in the ABL Credit Agreement.

“ABL Claimholders” has the meaning ascribed to that term (or such corresponding term) as defined in the ABL/Term Loan Intercreditor Agreement.

“ABL Credit Agreement” means the Amended and Restated Loan and Security Agreement, dated as of August 1, 2013, between the Borrowers, the other Subsidiary Guarantors parties thereto in their capacities as borrowers under the ABL Credit Agreement, the lenders party thereto in their capacities as lenders thereunder and Bank of America, N.A., as administrative agent, as such agreement may in accordance herewith be amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original administrative agent and lenders or other agents and lenders or otherwise, and whether provided under the ABL Credit Agreement or other customary asset based credit agreements or otherwise, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement hereunder). Any reference to the ABL Credit Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Documents” has the meaning ascribed to the term “Loan Documents” (or such corresponding term) as defined in the ABL Credit Agreement, as the same may be amended, restated, supplemented, waived, otherwise modified, extended, renewed, refinanced or replaced from time to time.

“ABL Facility” means the collective reference to the ABL Documents, any notes, guarantees, collateral documents and account control agreements, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements, refundings or refinancings thereof.

“ABL Lender” has the meaning ascribed to the term “Lender” (or such corresponding term) as defined under the ABL Credit Agreement.

“ABL Letters of Credit” has the meaning ascribed to the term “Letter of Credit” (or such corresponding term) as defined under the ABL Credit Agreement.

“ABL Loans” has the meaning ascribed to the term “Loans” (or such corresponding term) as defined in the ABL Credit Agreement.

“ABL Obligations” has the meaning ascribed to the term “Obligations” (or such corresponding term) as defined in the ABL Credit Agreement.

“ABL Priority Collateral” has the meaning set forth in the ABL/Term Loan Intercreditor Agreement.

“ABL/Term Loan Intercreditor Agreement” means the Intercreditor Agreement, dated the date hereof, executed and delivered by the Administrative Agent, the Second Lien Administrative Agent, the ABL Administrative Agent and the Credit Parties, pursuant to the terms of this Agreement, as amended, restated, supplemented, amended and restated, replaced or otherwise modified from time to time.

“Acquired Entity or Business” is defined in the definition of “Pro Forma Basis”.

“Acquisition” is defined in the recitals hereto.

“Additional Mortgage” means each mortgage, deed of hypothec, debenture, pledge, deed of trust or agreement executed and delivered by any Credit Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement substantially in the form set forth in Exhibit I hereto (with such changes as are reasonably satisfactory to the Administrative Agent), under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

“Adjusted Net Earnings” means, with respect to any fiscal period, the consolidated net income (or loss) for such fiscal period of the New Borrower, all as reflected on the financial statement of the New Borrower supplied to the Lenders pursuant to Section 7.1.3 hereof, but excluding:

(i)

any income or loss arising from the sale of capital assets outside the Ordinary Course of Business;

(ii)

any income arising from any write-up of assets during such period;

(iii)

income or loss of any Subsidiary accrued prior to the date it became a Subsidiary;

(iv)

income or loss of any Person, substantially all the assets of which have been acquired in any manner by the New Borrower, realized by such Person prior to the date of such acquisition;

(v)

income or loss of any entity (other than a Subsidiary Guarantor of the New Borrower ) in which the New Borrower has an ownership interest unless such income has actually been received by the New Borrower in the form of cash Distributions;

(vi)

any portion of the income of any Subsidiary which for any reason is unavailable for payment of Distributions to a Borrower or a Subsidiary Guarantor;

(vii)

any income or loss arising from extraordinary items, all as determined in accordance with GAAP; and

(viii)

the non-cash effects of adjustments in New Borrower’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to the Acquisition.

Notwithstanding the foregoing, for purposes of calculating Adjusted Net Earnings, Inventory shall be accounted for on a first in, first out basis.

“Administrative Agent” is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.3.

“Affected Lender” is defined in Section 4.10.

“Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.  “Control” of a Person means the power, directly or indirectly,

(a)

to vote 10% or more of the Capital Securities (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

(b)

to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

“Agreement” means, on any date, this Second Lien Credit Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

“AHYDO Catch-Up Mandatory Payment” is defined in Section 3.1.1(f).

“All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate margins, original issue discount, upfront fees or interest rate floors (it being understood that to the extent any Indebtedness has an interest floor in excess of that of other Indebtedness, such excess shall be equated to interest rate for purposes of determining any increase to the Applicable Rate required by Section 2.6); provided that original issue discount and upfront fees shall be equated to interest rate assuming a four (4)-year life to maturity; provided further that the All-In Yield shall not include arrangement fees, structuring fees or other similar fees payable in connection therewith that are not shared generally with lenders of such Indebtedness.

 “Allowed Acquisition Addbacks” means, with respect to any Permitted Acquisition, including the Acquisition, those expenses incurred by the New Borrower and/or the Target directly relating to the Permitted Acquisition, without duplication (e.g., legal, advisory fees, other non-recurring fees and expenses), as calculated in good faith by the chief financial officer of the New Borrower and approved by the Administrative Agent (such approval not to be unreasonably withheld); provided that such expenses relating to the Acquisition are incurred with 180 days of the Closing Date.

“Allowed Integration Costs” means those expenses incurred by the New Borrower and its Subsidiaries (including the Existing Borrower) directly relating to (i) the consolidation of the respective businesses of the New Borrower and the Existing Borrower following the Acquisition, and (ii) any other business restructuring or integration initiative implemented by the New Borrower and unrelated to a Permitted Acquisition, in each case, including but not limited to severance costs, lease terminations and plant moving costs, all as calculated in good faith by the chief financial officer of the New Borrower.

“Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

(a)

the greater of (I) 1.50% per annum and (II) the greater of (x) the Base Rate in effect on such day and (y) the Federal Funds Rate in effect on such day plus ½ of 1%; and

(b)

the LIBO Rate (Reserve Adjusted) for an Interest Period of one (1) month plus 1.00%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and legally binding governmental guidelines applicable to the Person and its Property, conduct, transaction, agreement or matter in question, including all applicable statutory law and common law, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities (having the force of law) and such Person’s Organic Documents.

“Applicable Margin” means, (a) with respect to (1) all Loans maintained as LIBO Rate Loans, 8.65%, and (2) all Loans maintained as Base Rate Loans, 7.65% and (b) with respect to Incremental Term Loans, the rate per annum specified in the Incremental Amendment establishing Incremental Term Loan Commitments in respect of such Incremental Term Loans.

“Approved Fund” means any Person (other than a natural Person) that (a) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (b) is administered or managed by a Lender, an Affiliate of a Lender or a Person or an Affiliate of a Person that administers or manages a Lender.

“Approved Insurer” means any independent insurer with a minimum general policyholder rating of “A” and a minimum financial rating of “7” published in Best’s Key Rating Guide and/or

Best’s Insurance Reports issued by the A. M. Best Company or any successor nationally recognized rating organization.

“Asset Sale Prepayment Event” means any sale of any business units, assets or other property of the New Borrower or any of its Subsidiaries not in the Ordinary Course of Business (including any Disposition of any Capital Securities of any Subsidiary of the New Borrower owned by the New Borrower or a Subsidiary, including any sale of any Capital Securities of any Subsidiary).  Notwithstanding the foregoing, the term “Asset Sale Prepayment Event” shall not include any (a) transaction permitted by Section 7.2.2, other than transactions permitted by Section 7.2.2(vii), or (b) the Disposition of ABL Priority Collateral (as defined in the ABL/Term Loan Intercreditor Agreement); provided, that this clause (b) shall only apply prior to a Discharge of ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement).

“Assignee Lender” means each future Lender which signs a Lender Assignment Agreement pursuant to Section 10.11.

“Authorized Officer” means, relative to any Credit Party, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 5.1(b).

“Base Rate” means, at any time, an annual rate equal to the rate of interest in effect for such day as publicly announced from time to time by JPMorgan Chase as its “prime rate” for Dollars loaned in the United States.  The “prime rate” is a rate set by JPMorgan Chase based upon various factors including JPMorgan Chase’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.

“Base Rate Loan” means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

“Borrowers” is defined in the preamble.

“Borrower’s Knowledge” means the knowledge of the Chief Financial Officer, Chief Executive Officer, Corporate Controller, or Senior Manager of Treasury Operations of the New Borrower.

“Business Day” means (a) any day which is neither a Saturday nor Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above, and which is also a day on which dealings in Dollars are carried on in the London interbank Eurodollar market.

“Capital Expenditures” means, for any period, the aggregate amount of all expenditures of the New Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would have been (or in accordance with GAAP, should be) classified as capital expenditures, including the capitalized portion of any Capitalized Lease

Liabilities (determined in accordance with GAAP) incurred by the New Borrower and its Subsidiaries during such period.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital (including all capital stock, partnership, membership or other equity interests in such Person), whether now outstanding or issued after the Closing Date and whether or not certificated.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

“Cash Equivalent Investment” means, at any time: (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers’ acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by S&P or P-1 (or better) by Moody’s, and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by S&P or P-1 (or better) by Moody’s, and having a maturity within 9 months after the date of acquisition thereof.

“Casualty Event” means, with respect to any Collateral, any loss of or damage to, or any condemnation or other taking by a Governmental Authority of property for which such Collateral for which the New Borrower or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.  Notwithstanding the foregoing, the term “Casualty Event” shall not include any transaction permitted by Section 7.2.2, other than transactions permitted by Section 7.2.2(vii).

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“CFC Holdco” means a Subsidiary that has no material assets other than the stock of one or more Foreign Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957(a) of the Code.

“Change in Control” means the occurrence of any of the following events after the date of this Agreement: (a) any Person or group (other than the Permitted Holders) shall own beneficially (as defined in Rule 13d-3 of the SEC under the Exchange Act or any successor provision thereto) more than 50% of the aggregate Voting Power of the New Borrower, (b) any “Change in Control” or similar event or circumstance, however defined or designated, under any agreement or document governing any Indebtedness with an aggregate principal amount in excess of $5,000,000 outstanding shall occur; (c) the first day on which a majority of the members of the Board of Directors of the New Borrower are not Continuing Directors; or (d) the sale of all, or substantially all, the assets of the New Borrower (on a consolidated basis) to any other Persons.

“Closing” is defined in the recitals hereto.

“Closing Date” means the date of the consummation of the Acquisition pursuant to the Purchase Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all of the Property and interests in Property described in any of the Security Documents as security for the payment or performance of any of the Obligations, subject to the terms of the Intercreditor Agreements.

“Communications” is defined in clause (a) of Section 9.9.

“Company Shareholder Approval” has the meaning given to that term (or such corresponding term) as defined in the Term Loan Amendment Agreement.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the New Borrower, substantially in the form of Exhibit F hereto, together with such changes thereto as the Administrative Agent may (acting at the written request of the Required Lenders) from time to time request for the purpose of monitoring the New Borrower’s compliance with the financial covenants contained herein.

“Consolidated Total Debt”  means as of any date of determination, the aggregate principal amount of Indebtedness of the New Borrower and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (in any event, to be determined without deducting original issue or other discount which would reduce the amount of Indebtedness on the consolidated balance sheet of the New Borrower), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations  and debt obligations evidenced by promissory notes or similar instruments, and including interest on any Indebtedness, including the Loans which has been capitalized as principal thereto, but excluding, for avoidance of doubt, (i) the total current and long term accrued pension liability as reflected on the consolidated balance sheet of the New Borrower and its Subsidiaries (ii) the aggregate principal amount (including any capitalized interest) of Term C Loans issued pursuant to Section 5.3 of the Term Loan Amendment Agreement and Section 2.1(b) hereunder and (iii) Indebtedness referred to under clause (f)(ii) of Section 7.2.9.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness (or, solely for purposes of the definition of Investment, other obligations) of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person.  The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Continuation/Conversion Notice” means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the New Borrower, substantially in the form of Exhibit D hereto.

“Continuing Director” means, at any date, an individual (a) who is a member of the Board of Directors of the New Borrower on the date hereof, (b) who, as at such date, has been a member of such Board of Directors for at least the twelve preceding months, or (c) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the New Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

“Covered Plans” is defined in the definition of “EBITDAP”.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by any Credit Party in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Credit Parties” means the collective reference to the Borrowers and the Subsidiary Guarantors.

“Debt Incurrence Prepayment Event” means any issuance or incurrence by the New Borrower or any of its Subsidiaries of any Indebtedness (but excluding any Indebtedness permitted to be issued or incurred under Section 7.2.9).

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Deferred Net Cash Proceeds” is defined in the definition of “Net Cash Proceeds”.

“Deposit Accounts” means all of a Person’s demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

“Designated Term Loan Agent” has the meaning ascribed to that term (or such corresponding term) as defined in the ABL/Term Loan Intercreditor Agreement.

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the New Borrower with the written consent of the Required Lenders.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, sale-leaseback, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the New Borrower’s or its Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Credit Party) in a single transaction or series of transactions.

“Disqualified Capital Securities” means any Capital Securities which, by its terms (or by the terms of any security or other Capital Securities into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change in control or asset sale so long as any right of the holders thereof upon the occurrence of a change in control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are then accrued and payable), in each case, prior to the date that is ninety-one (91) days after the Stated Maturity Date, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, prior to the date that is ninety-one (91) days after the Stated Maturity Date, except as a result of a change in control or an asset sale or the death, disability, retirement, severance or termination of employment or service of a holder who is an employee or director of Holdings or a Subsidiary, in each case so long as any such right of the holder (1) is not effective during the continuance of an Event of Default and is not effective to the extent that such redemption would result in a Default or an Event of Default or (2) is subject to the prior repayment in full of the Loans and all other Obligations that are then accrued and payable, (c) requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital, in each case, prior to the date that is ninety-one (91) days after the Stated Maturity Date, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Securities, in each case, prior to the date that is ninety-one (91) days after the Stated Maturity Date; provided that if such Capital Stock is issued to any plan for the benefit of employees of the New Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute a Disqualified Capital Securities solely because it may be required to be repurchased by the New Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Distribution” means, in respect of any entity, (i) any payment of any dividends or other distributions on Capital Securities of the entity (except distributions in such Capital Securities) and (ii) any purchase, redemption or other acquisition or retirement for value of any Capital Securities of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Capital Securities.

“Dollar” and the sign “$” mean lawful money of the United States.

“Domestic Office” means the office of a Lender designated as its “Domestic Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by written notice from such Lender to the Administrative Agent and the Borrowers.

“EBITDAP” means, for any fiscal period of the New Borrower, an amount equal to:

(A)

 the sum for such fiscal period of:

(i)

Adjusted Net Earnings, plus

(ii)

provision for taxes based on income and franchise taxes to the extent deducted in the calculation of Adjusted Net Earnings, plus

(iii)

interest expense, to the extent deducted in the calculation of Adjusted Net Earnings, plus

(iv)

depreciation and amortization expense, to the extent deducted in the calculation of Adjusted Net Earnings, plus

(v)

the total “net periodic benefit costs” attributable to the qualified and non-qualified defined benefit plans of the New Borrower and its Subsidiaries as such plans are in effect at the Closing Date to the extent covering the U.S. employees of the New Borrower and its Subsidiaries as of the Closing Date (the “Covered Plans”), to the extent such costs are deducted in accordance with GAAP in the calculation of Adjusted Net Earnings of the New Borrower on a basis consistent with the New Borrower’s consolidated financial statements for the fiscal year ended December 31, 2012, plus

(vi)

Allowed Acquisition Addbacks, to the extent the same are deducted in the calculation of Adjusted Net Earnings, plus,

(vii)

non-recurring non-cash losses, to the extent deducted in the calculation of Adjusted Net Earnings, plus,

(viii)

Allowed Integration Costs, to the extent deducted in the calculation of Adjusted Net Earnings, not to exceed on a cumulative basis beginning with the 2013 Fiscal Year (i) $21,911,000 through the end of the 2013 Fiscal Year, (ii) $38,310,000 through the end of the 2014 Fiscal Year, (iii) $48,411,000 through the end of the 2015 Fiscal Year. (iv) $53,005,000 through the end of the 2016 Fiscal Year, (v) $57,895,000 through the end of the 2017 Fiscal Year and (vi) $59,895,000 through the end of the 2018 Fiscal Year, provided that, the aggregate annual Allowed Integration Costs added back pursuant to this clause (viii) shall not exceed $7,500,000 for any of the 2016, 2017 and 2018 Fiscal Years, plus,

(ix)

non-cash stock compensation expenses, to the extent deducted in the calculation of Adjusted Net Earnings,

minus

(B)

the sum for such fiscal period of:

(i)

interest income (except to the extent deducted in determining interest expense); and

(ii)

non-recurring gains, to the extent added in the calculation of Adjusted Net Earnings,

provided, that, notwithstanding the foregoing provisions of this definition of EBITDAP, the consolidated EBITDAP of the New Borrower and its Subsidiaries (including the Existing Borrower and its Subsidiaries as if owned by the New Borrower since July 1, 2012) for each of the Fiscal Quarters ended on December 31, 2012, March 31, 2013 and June 30, 2013 shall be deemed $22,337,997, $20,614,881 and $17,318,440 respectively.

“Eligible Assignee” means any Person (other than an Ineligible Assignee).

“Eligible Cash” means the aggregate of cash balances on deposit in an account with the administrative or collateral agent under the ABL Credit Agreement to the extent constituting ABL Priority Collateral.

“Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of the New Borrower or any member of the New Borrower’s Controlled Group.

“Environmental Laws” means all applicable foreign, federal, state, provincial or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders), now or hereafter in effect and relating to public health and safety and protection of the environment, including CERCLA.

“Equipment” means all of a Credit Party’s machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description, whether now owned or hereafter acquired by a Credit Party and wherever located, and all parts, accessories and special tools therefor, all accessions thereto, and all substitutions and replacements thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time.  References to sections of ERISA also refer to any successor sections thereto.

“Event of Default” is defined in Section 8.1.

“Excess Cash Flow” means, for any Fiscal Year, the result of the following calculation:

(a)

EBITDAP for such period;

plus

(b)

the absolute value of any net decrease in Working Capital for such period;

plus

(c)

any non-recurring cash gains that reduce the amount of EBITDAP for such period pursuant to clause (B)(ii) of the definition of EBITDAP (other than any such gains that result in cash proceeds from a Prepayment Event and a resulting mandatory prepayment in accordance with Section 3.1.1(c));

less

(d)

the sum (without duplication) for such period of the following:

(i)

the aggregate amount of (A) all regularly scheduled or mandatorily repayable principal payments of Indebtedness (including the Loans) made during such Fiscal Year, (B) all optional prepayments of Indebtedness (excluding the Loans) permitted hereby during such Fiscal Year (including any call premiums paid in cash upon repayment of such Indebtedness), and (C) the portion of any regularly scheduled payments with respect to Capital Lease Liabilities allocable to principal; in each case under this subparagraph (i) to the extent paid in cash during such Fiscal Year and except to the extent funded with the proceeds of the issuance of Indebtedness (excluding Indebtedness incurred pursuant to the ABL Credit Agreement) or Capital Securities by the New Borrower or its Subsidiaries to Persons other than the New Borrower and its Subsidiaries (“Excluded Proceeds”);

(ii)

cash payments made with respect to Capital Expenditures (to the extent permitted hereunder and not funded with Excluded Proceeds);

(iii)

all federal, state, local and foreign income, franchise or other similar taxes to the extent paid by the New Borrower and its Subsidiaries in cash;

(iv)

interest expense to the extent paid in cash during such Fiscal Year;

(v)

the absolute value of any net increase in Working Capital for such period;

(vi)

cash payments to the extent (A) actually paid in cash during such period and (B) added back to EBITDAP for such period under clause (vii) of the definition of EBITDAP (and not funded with Excluded Proceeds);

(vii)

cash payments to the extent (A) actually paid in cash during such period and (B) added back to EBITDAP for such period or any prior period since the Closing Date pursuant to clause (viii) of the definition of EBITDAP in respect of restructuring and integration costs, without duplication (and not funded with Excluded Proceeds);

(viii)

cash payments made during such period to make the minimum required statutory pension contributions in such Fiscal Year with respect to the Covered Plans (and not funded with Excluded Proceeds), and

(ix)

cash payments made with respect Permitted Acquisitions (except to the extent funded with Excluded Proceeds).

Notwithstanding the foregoing, if the effect of the addition to Excess Cash Flow due to clause (b) above is such that as of the Excess Cash Flow Payment Date after giving effect to the Excess Cash Flow payment, the pro forma average daily amount of Liquidity for the 30 day period immediately preceding such Excess Cash Flow Payment Date is less than $30,000,000, then the Excess Cash Flow payment due on such Excess Cash Flow Payment Date shall be recalculated without giving effect to the addition to Excess Cash Flow due to clause (b) above.

 “Excess Cash Flow Payment Date” is defined in Section 3.1.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Deposit Account” means collectively, (i) Deposit Accounts established solely for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees and (ii) an account containing not more than $500,000 at any time, provided, that all such accounts described in this subclause (ii) shall not have more than $1,000,000 in the aggregate on deposit therein at any time.

“Excluded Taxes” means any of the following taxes imposed, deducted or withheld with respect to any Secured Party on payments under this Agreement or any Loan Document: (i) net income and franchise taxes imposed by any Governmental Authority under the laws of which such Secured Party is organized, in which it maintains its principal office or its applicable lending office, or in which it is engaged in business (other than as a result of having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (ii) any U.S. federal withholding tax imposed under FATCA, (iii) any branch profits tax imposed by the United States or any comparable tax imposed by any foreign jurisdiction, and (iv) any withholding taxes imposed by the United States except to the extent that such withholding taxes are imposed as a result of a change in any applicable statute, treaty, regulation or other Applicable Law or any official interpretation of any of the foregoing occurring after the Closing Date (or in the case of an Assignee Lender, after the date of the assignment, except to the extent that the applicable assigning lender was entitled to receive additional amounts with respect to such payment).

“Exemption Certificate” is defined in clause (e) of Section 4.6.

“Existing Borrower” is defined in the preamble.

“Existing First Lien Agent” is defined in the recitals hereto.

“Existing First Lien Term Loans” is defined in the recitals hereto.

“Existing Second Lien Agent” is defined in the recitals hereto.

“Existing Second Lien Term Loans” is defined in the recitals hereto.

“Existing Term Agents” is defined in the recitals hereto.

“Family Holders” means John Q. Sherman and William C. Sherman, founders of the New Borrower, and their descendants and trusts for their benefit.

 “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to

(a)

the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

(b)

 if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means the Administrative Agency Fee Letter - Second Lien, dated as of the date hereof, between the Administrative Agent and the New Borrower.

“FEIN” means, with respect to any Person, the Federal Employer Identification Number of such Person.

“Filing Agent” is defined in Section 5.8.

“Filing Statements” is defined in Section 5.8.

“Final Working Capital” is defined in the Term Loan Amendment Agreement.

“First Lien Administrative Agent” means the “Administrative Agent” as defined in the First Lien Credit Agreement (or such corresponding term in the event the First Lien Credit Agreement is refinanced in accordance with the terms hereof).

“First Lien Credit Agreement” means the First Lien Credit Agreement, dated as of the date hereof, among the Borrowers, the various financial institutions and other Persons from time to time party thereto as lenders, Silver Point, as the administrative agent and the other Persons party thereto as agents, as amended, supplemented, amended and restated, refinanced or otherwise modified from time to time in accordance with Section 7.2.9.

“First Lien Lender” means each “Lender” as defined in the First Lien Credit Agreement (or such corresponding term in the event the First Lien Credit Agreement is refinanced in accordance with the terms hereof).

“First Lien Loan Documents” means the “Loan Documents” as defined in the First Lien Credit Agreement (or such corresponding term in the event the First Lien Credit Agreement is refinanced in accordance with the terms hereof).

“First Lien Loans” means the “Loans” as defined in the First Lien Credit Agreement (or such corresponding term in the event the First Lien Credit Agreement is refinanced in accordance with the terms hereof).

“First Lien Termination Date” means the “Termination Date” as defined in the First Lien Credit Agreement (or such corresponding term in the event the First Lien Credit Agreement is refinanced in accordance with the terms hereof).

 “First/Second Lien Intercreditor Agreement” means the Intercreditor Agreement, dated the date hereof, executed and delivered by the Administrative Agent, the First Lien Administrative Agent and the Credit Parties, pursuant to the terms of this Agreement, as amended, restated, supplemented, amended and restated, replaced or otherwise modified from time to time.

“Fiscal Month” means any calendar month ending on the last day of such calendar month.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2013 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Fixed Charge Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio computed for the four Fiscal Quarter periods ending on the last day of such Fiscal Quarter of:

(a)

EBITDAP of the New Borrower for such period;

to

(b)

total Fixed Charges of the New Borrower for such period;

“Fixed Charges” means, for any applicable period, (a) the aggregate consolidated cash interest expense of the New Borrower and its Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense but excluding (to the extent otherwise included in the definition of Fixed Charges) (i) amortization of deferred financing costs, and (ii) any cash interest expense paid during such period with respect to the Loans, plus (b) scheduled principal payments of Indebtedness during such period, plus (c) consolidated cash taxes paid the New Borrower and its Subsidiaries during such period (including taxes based on income and franchise taxes), plus (d) cash payments made during such period to make the statutory pension contributions in such Fiscal Year with respect to the New Borrower’s and its Subsidiaries' qualified and non-qualified defined benefit cost covering the New Borrower’s U.S. employees paid by the New Borrower and its Subsidiaries during such period, plus (e) all dividends and distributions by the New Borrower in cash during such period; provided that if the Fixed Charge Ratio is computed on a Pro Forma Basis, the Fixed Charges for the applicable period shall be computed on a pro forma basis to give effect to the inclusion or exclusion of any of the Fixed Charges in clauses (a) through (e) attributable to the Acquired Entity or Business or the Sold Entity or Business, as the case may be, including the cash interest expense that would have been incurred or avoided had any Indebtedness incurred or repaid in such transaction been incurred or repaid, as the case may be, at the beginning of such period.

“FLSA” means the Fair Labor Standards Act of 1938.

“Foreign Pledge Agreement” means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by the New Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Security Agreement).

“Foreign Subsidiary” means any Subsidiary of the New Borrower that is not a U.S. Subsidiary.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“GAAP” is defined in Section 1.4.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means the government of the United States, any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” is defined in clause (g) of Section 10.11.

“Hazardous Material” means

(a)

any “hazardous substance”, as defined by CERCLA;

(b)

any “hazardous waste”, as defined by the RCRA; or

(c)

any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable Environmental Law relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

“Hedge Agreements” means any and all agreements, or documents now existing or hereafter entered into by any Credit Party that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Credit Party’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices and not entered into for speculative purposes.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

“Incremental Amendment” is defined in Section 2.6(a).

“Incremental Facility” means each Incremental Term Loan Commitment and Incremental Term Loan.

“Incremental Term Loan Commitment” is defined in Section 2.6(a), as the same may be terminated pursuant to this Agreement.

“Incremental Term Loans” is defined in Section 2.6(a).

“Incremental Term Lender” is defined in Section 2.6(a).

“Incremental Term Loan Maturity Date” means the date on which an Incremental Term Loan matures as set forth on the Incremental Amendment relating to such Incremental Term Loan.

“Indebtedness” of any Person means:

(a)

all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments or upon which interest payments are customarily made;

(b)

all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, banker’s acceptances, performance, surety or appeal bonds (or similar obligations) issued for the account of such Person;

(c)

all Capitalized Lease Liabilities of such Person;

(d)

all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person;

(e)

net Hedging Obligations of such Person;

(f)

whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (including all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person) (excluding trade accounts payable in the Ordinary Course of Business and not outstanding for more than 120 days after such payable was due unless, if such payable is outstanding more than 120 days after such payable was due, they are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted) of the date of purchase of such goods and services (including all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to Property used or acquired by such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(g)

obligations arising under Synthetic Leases;

(h)

all Disqualified Capital Securities of such Person;

(i)

all Contingent Liabilities of such Person; and

(j)

all obligations referred to in clauses (a) through (i) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Ineligible Assignee” means a natural Person, the New Borrower, any Subsidiary of the New Borrower and a Family Holder.

“Initial Closing Date Second Lien Term Loan Amendment Agreement” is defined in the recitals hereto.

“Initial Existing Second Lien Term Loan Cancellation” is defined in the recitals hereto.

“Initial Loans” is defined in Section 2.1(a).

“Intellectual Property” has the meaning set forth in the Security Agreement.

“Intellectual Property Claim” means the assertion by any Person of a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that a Credit Party’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property is violative of any ownership or other right to use any Intellectual Property of such Person.

“Intercreditor Agreements” means each of (i) the First/Second Lien Intercreditor Agreement and (ii) the ABL/Term Loan Intercreditor Agreement.

“Interest Payment Date” is defined in Section 3.2.4(a).

“Interest Period” means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.2 or 2.3 and shall end on (but exclude) the day which numerically corresponds to such date one, two or three months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as a Borrower may select in its relevant notice pursuant to Sections 2.2 or 2.3; provided, that,

(a)

 a Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten (10) different dates;

(b)

if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

(c)

no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

“Inventory” means as defined in the UCC, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in a Credit Party’s business (but excluding Equipment).

“Investment” means any acquisition of all or substantially all assets of a Person; any acquisition of record or beneficial ownership of any Capital Securities of a Person; any advance or capital contribution to or other investment in a Person; or any Other Acquisition.

“Junior Financing” is defined in Section 7.2.14.

“Knowledge” means the actual knowledge of an individual engaging in the business of the Credit Parties in the Ordinary Course of Business, without special investigation or inquiry.

“Lender Assignment Agreement” means an assignment agreement substantially in the form of Exhibit E hereto.

“Lenders” is defined in the preamble.

“Lender’s Environmental Liability” means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages, (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys’ fees and expenses at trial and appellate levels and experts’ fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent or any Lender or any of such Person’s Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

(a)

any Hazardous Material on, in, under or migrating from all or any portion of any Property of the New Borrower or any of its Subsidiaries or the groundwater thereunder to the extent caused by Releases from the New Borrower’s or any of its Subsidiaries’ or any of their respective predecessors’ properties;

(b)

any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 7.1.7 (as relates to Environmental Laws and Releases);

(c)

any violation or claim of violation by the New Borrower or any of its Subsidiaries of any Environmental Laws; or

(d)

the imposition of any Lien for damages caused by, or the recovery of any costs with respect to, the cleanup, Release of Hazardous Material by the New Borrower or any of its Subsidiaries, or in connection with any property owned by the New Borrower or any of its Subsidiaries.

“LIBO Rate” means, relative to any Interest Period for LIBO Rate Loans, an annual rate equal to the greater of (i) 0.50% and (ii) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this clause (ii), the interest rate determined in accordance with this clause (ii) shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period.

“LIBO Rate Loan” means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

“LIBO Rate (Reserve Adjusted)” means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

LIBO Rate	=	LIBO Rate
(Reserve Adjusted)		1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

“LIBOR Office” means the office of a Lender designated as its “LIBOR Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by written notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

“LIBOR Reserve Percentage” means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including “Eurocurrency Liabilities”, as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or security interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale or title retention arrangement, any Capitalized Lease Liability and any assignment, deposit arrangement or financing lease intended as security.

“Lien Waiver” means an agreement, substantially in the form set forth in Exhibit J hereto (with such changes as are reasonably satisfactory to the Administrative Agent or, for purposes of clause (y) of Section 7.1.17, in substantially the form delivered pursuant to the ABL Credit Agreement), by which (i) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit the Administrative Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (ii) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for the Administrative Agent, and agrees to deliver the Collateral to the Administrative Agent upon request; (iii) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Administrative Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to the Administrative Agent upon request, and (iv) for any Collateral subject to a licensor’s Intellectual Property rights, the applicable licensor grants to the Administrative Agent the right, vis-à-vis such licensor, to enforce the Administrative Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable license.

“Liquidity” means, at any date, the sum of ABL Availability plus Eligible Cash.

“Loan Documents” means, collectively, this Agreement, the Notes, the Fee Letter, each agreement pursuant to which the Administrative Agent is granted a Lien to secure all or any part of the Obligations, each Subsidiary Guaranty, the Intercreditor Agreements, each Incremental Amendment and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan” means, as the context may require, a Term A Loan, a Term B Loan, a Term C Loan or an Incremental Term Loan.

“Loans” means each of the Term A Loans, the Term B Loans, the Term C Loans and any Incremental Term Loan as may be issued hereunder at the relevant time of determination.

“Margin Stock” shall have the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the New Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of any Secured Party under any Loan Document, (c) the ability of any Credit Party to perform its Obligations under any Loan Document, (d) the legality, validity or enforceability of this Agreement or any other Loan Document or (e) the validity, perfection or priority of Liens with respect to any material portion of the collateral in favor of the Administrative Agent for the benefit of the Secured Parties (it being understood and agreed that a delisting of the publicly traded equity securities of the New Borrower shall not, in and of itself, constitute a Material Adverse Effect).

“Material Contract” means an agreement to which a Credit Party is a party (other than the Loan Documents) (i) which is deemed to be a material contract as provided in Regulation S-K promulgated by the SEC under the Securities Act of 1933 or (ii) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Maximum Incremental Facilities Amount” means, at any date of determination, $50,000,000 less (i) the aggregate principal amount of Incremental Term Loans incurred under clause (a) of Section 2.6(a) hereunder prior to such date and (ii) the aggregate principal amount of Term C Loans issued hereunder.

“Money Borrowed” means, as applied to any Person, (i) Indebtedness arising from the lending of money by any other Person to such Person; (ii) Indebtedness, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Liability; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of such Person under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means (a) each mortgage, deed of hypothec, debenture, pledge, deed of trust or agreement executed and delivered by any Credit Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement substantially in the form set forth in Exhibit I hereto (with such changes as are reasonably satisfactory to the Administrative Agent), under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time, and (b) each Additional Mortgage delivered pursuant hereto.

“Multiemployer Plan” has the meaning set forth in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means, with respect to any Prepayment Event, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the New Borrower or any of its Subsidiaries in respect of such Prepayment Event or issuance, as the case may be, less (b) the sum of:

(i)

the amount, if any, of all taxes paid or estimated to be payable by the New Borrower or any of its Subsidiaries in connection with such Prepayment Event,

(ii)

the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) associated with the assets that are the subject of such Prepayment Event and (y) retained by the New Borrower or any of its Subsidiaries, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a Prepayment Event occurring on the date of such reduction;

(iii)

the amount of any Indebtedness secured by a Lien on the assets that are the subject of such Prepayment Event to the extent that the instrument creating or evidencing such Indebtedness requires that such Indebtedness be repaid upon consummation of such Prepayment Event;

(iv)

in the case of any Asset Sale Prepayment Event or Casualty Event, the amount of any proceeds of such Prepayment Event that the New Borrower or any Subsidiary has reinvested in the business of the New Borrower or any of its Subsidiaries (subject to Section 10.09), provided that up to $5,000,000 of such Proceeds since the Closing Date may be subject to  reinvestment so long as to the extent the aggregate such proceeds pending reinvestment at any time exceed $1,000,000 such Proceeds are deposited in accounts constituting Term Loan Priority Collateral under the ABL/Term Loan Intercreditor Agreement during one or more Reinvestment Periods after the Closing (with respect to all such Prepayment Events, the “Deferred Net Cash Proceeds”) and shall be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event occurring on the last day of the applicable Reinvestment Period, and (y) be applied to the repayment of Loans in accordance with Section 3.1.2; and

(v)

reasonable and customary fees.

“New Borrower” is defined in the preamble.

“New Borrower Warrant Transfer” is defined in the recitals hereto.

“Non-U.S. Lender” means any Lender that is not a “United States person”, as defined under Section 7701(a)(30) of the Code.

“Note” means, as the context may require, a Term A Note, a Term B Note or a Term C Note.

“Notes” means the Term A Notes, Term B Notes and any Term C Notes.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrowers and each other Credit Party to the Secured Parties arising under or in connection with a Loan Document, including, but not limited to, the principal of and premium, if any, and interest (including interest accruing (or which would have accrued) during the pendency of any proceeding of the type described in Section 8.1.8, whether or not allowed in such proceeding) on the Loans as well as all fees and expenses (including attorneys’ fees and expenses) and indemnity payable to the Secured Parties hereunder.

“Ordinary Course of Business” means, with respect to any transaction involving any Person, the ordinary course of such Person’s business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith and not for the purpose of evading any covenant or restriction in any Loan Document.

“Organic Document” means, relative to any Credit Party, as applicable, its certificate or articles of incorporation, articles and memorandum of association, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Credit Party’s Capital Securities.

“OSHA” means the Occupational Safety and Hazard Act of 1970.

“Other Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (i) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (ii) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a Subsidiary or (iii) a merger or consolidation or any other combination with another Person (other than with a Person that is a Subsidiary); provided that a Credit Party is the surviving entity.

“Other Taxes” means any and all present or future stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of, or otherwise with respect to, any Loan Document, but excluding, for the avoidance of doubt, any Taxes arising in connection with any transfer, assignment or participation of any rights or obligations under this Agreement, or any change in lending office by any Lender, except if such transfer, assignment, participation or change in lending office is done at the request of a Borrower.

“Participant” is defined in clause (d) of Section 10.11.

“Participant Register” is defined in clause (d) of Section 10.11.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by any Credit Party in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

“Patriot Act” means the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time.

“Payment Items” means all checks, drafts, or other items of payment payable to the New Borrower, including proceeds of any of the Collateral.

“Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA, and to which the New Borrower or any corporation, trade or business that is, along with the New Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Percentage” means, relative to any Lender, the percentage set forth opposite its name on Schedule II hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time (x) in accordance with Section 4.8 or (y) pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.

“Permitted Acquisition” means (i) the Acquisition and (ii) any other acquisition by the New Borrower or a Subsidiary Guarantor formed or acquired after the Closing Date of (a) 100% of the common stock or other ownership interest of a domestic person (by means of stock purchase or merger) that becomes a wholly-owned U.S. Subsidiary and a Subsidiary Guarantor or (b) all or substantially all the assets of, or all or substantially all the assets constituting a division or line of business of, a Person incorporated under the laws of a state of the United States or the District of Columbia (the Person, division or line of business referred to in clauses (a) and (b), the ("Target")), subject in each case to the following conditions:  (A) such acquisition of ownership interests or assets relates to a line of business substantially similar, reasonably related to or incidental to the business engaged in by the Borrowers on the Closing Date, (B) the New Borrower delivers to the Administrative Agent copies of financial statements or other financial information for the target business in the form delivered to the Board of Directors of the New Borrower, (C) within sixty (60) days (or such later date as may be agreed by the Administrative Agent in its sole discretion) following the consummation of such acquisition, all actions shall be taken, and the Administrative Agent shall receive all items necessary and required (including appropriate UCC, tax and judgment lien searches), to grant to the Administrative Agent, for the benefit of the Lenders, a first priority, perfected security interest (subject to Permitted Liens) in the assets acquired pursuant to such acquisition (including, in the case of a new U.S. Subsidiary formed or acquired in connection with such acquisition, a supplement to the Subsidiary Guaranty (in the form of Annex 1 thereto) or other applicable Security Document required to make such entity a Subsidiary Guarantor, together with customary corporate documents, certificates, resolutions, legal opinions and, if necessary, lien releases), in each case subject to the terms and conditions of the applicable Security Documents, (D) such acquisition is not consummated pursuant to a hostile offer, and (E) the Administrative Agent shall have received on or prior to the proposed closing date of any such acquisition, the final, execution version of the applicable purchase agreement (including schedules and exhibits) and such other information regarding the person or assets to be acquired as may be reasonably requested by the Administrative Agent (including, if real property is to be acquired, environmental reports), together with a certificate of an Authorized Officer of the New Borrower certifying that such agreement is in final form.

“Permitted Contingent Obligations” means Contingent Liabilities (i) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (ii) arising from Hedge Agreements permitted hereunder; (iii) existing on the Closing Date, and any extension or renewal thereof that does not increase the amount of such Contingent Obligation when extended or renewed; (iv) incurred in the Ordinary Course of Business with respect to surety, appeal or performance bonds, or other similar obligations; (v) arising from customary indemnification obligations in favor of purchasers in connection with dispositions of Collateral permitted hereunder; (vi) arising under the Loan Documents; (vii) incurred by any Credit Party in respect of Indebtedness of any Credit Party otherwise permitted hereunder; provided that (A) no Contingent Liability of the ABL Obligations, Second Lien Loans or any Subordinated Indebtedness shall be permitted unless such party providing such Contingent Liability shall have also provided a Contingent Liability of the Obligations on the terms set forth herein, and (B) if the Indebtedness benefitting from the Contingent Liability is subordinated to the Obligations, such Contingent Liability shall be subordinated to the Subsidiary Guaranty of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; or (vii) in an aggregate amount of $5,000,000 or less at any time.

“Permitted Holders” means (i) the Family Holders and (ii) Silver Point Finance, LLC and any of its Affiliates.

“Permitted Liens” means:

(a)

(i) Liens existing on the date hereof and listed on Part 1.1 of the Disclosure Schedule and (ii) any Liens of the Existing Borrower and its Subsidiaries outstanding on the date hereof immediately prior to the Acquisition not listed in the Disclosure Schedule, other than Liens referred to in clause (c) of this definition;

(b)

subject to the ABL/Term Loan Intercreditor Agreement, Liens securing ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement);

(c)

subject to the Intercreditor Agreements, Liens securing Indebtedness of the type permitted under clause (a) and clause (c) of Section 7.2.9;

(d)

Liens securing Indebtedness of the type permitted under clause (e) of Section 7.2.9;

(e)

Liens for Taxes not yet due or being Properly Contested;

(f)

statutory Liens (other than Liens for Taxes or imposed under ERISA) arising in the Ordinary Course of Business, but only if payment of the obligations secured thereby is not yet due or is being Properly Contested;

(g)

Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (except those relating to Indebtedness for borrowed money), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts, as long as such Liens are at all times junior to Liens granted under the Security Documents;

(h)

Liens arising in the Ordinary Course of Business that are subject to Lien Waivers;

(i)

easements, rights-of-way, restrictions, covenants or other agreements of record, and other similar charges or encumbrances on real property, that do not secure any monetary obligation and do not interfere with the Ordinary Course of Business;

(j)

bankers’ Liens with respect to depository account arrangements entered into in the Ordinary Course of Business securing obligations not past due; and

(k)

Liens arising from judgments, judicial orders, or other judicial awards not constituting an Event of Default.

“Permitted Pre-Closing Existing First Lien Loan Prepayment” is defined in the recitals hereto.

“Permitted Purchase Money Indebtedness” means Purchase Money Indebtedness of the Credit Parties and their Subsidiaries, as long as the aggregate amount does not exceed $15,000,000 at any time.

“Permitted Refinancing” means, with respect to any Person, any Indebtedness resulting from the modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person (“Refinancing Debt”); provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Debt except by an amount equal to unpaid accrued interest, fees and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized under the Refinanced Debt, (b) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Debt, (c) at the time thereof, no Event of Default shall have occurred and be continuing, (d) to the extent Refinanced Debt is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Debt, (e) such modification, refinancing, refunding, renewal, replacement or extension is incurred by the Person who is the obligor of the Refinanced Debt, (f) if the Refinanced Debt was subject to an intercreditor agreement, the holders of such modified, refinanced, refunded, renewed, replaced or extended Indebtedness (if such Indebtedness is secured) or their representative on their behalf shall become party to such intercreditor agreement (or a replacement thereof on substantially similar terms, or otherwise reasonably acceptable to the Administrative Agent), and (g) to the extent such Indebtedness is secured, any such Permitted Refinancing shall be secured by no assets that did not secure the Refinanced Debt (except to the extent of after-acquired assets or proceeds of assets that would have secured such Indebtedness), and, if applicable, will be secured with no greater rights or priority, vis-a-vis the Obligations than such Indebtedness, pursuant to intercreditor documentation reasonably satisfactory to the Administrative Agent.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Platform” is defined in Section 7.1.3.

“Post-Closing Cancelled Second Lien Principal Amount” is defined in the recitals hereto.

“Prepayment Event” means any Asset Sale Prepayment Event, Casualty Event or Debt Incurrence Prepayment Event.

“Pro Forma Basis” means, for the purposes of calculating (a) EBITDAP for any period of four consecutive Fiscal Quarters (each, a “Reference Period”), (i) if at any time during such Reference Period for purposes of determining compliance with Section 7.2.17, the New Borrower or any Subsidiary shall have made any Disposition or discontinued any operations (the business so sold the “Sold Entity or Business”), the EBITDAP for such Reference Period shall be reduced by an amount equal to the EBITDAP (if positive) attributable to the property that is the subject of such Disposition or discontinued operations for such Reference Period or increased by an amount equal to the EBITDAP (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period (or in the case of calculations made for purposes determining compliance with the definition of clause (v)(c) of the definition of Restricted Investment, after such Reference Period and through the applicable date of measurement or determination) the New Borrower or any Subsidiary shall have made a Permitted Acquisition (including for the avoidance of doubt the Acquisition pursuant to the Purchase Agreement) (such acquired entity or business the “Acquired Entity or Business”), EBITDAP for such Reference Period shall be calculated after giving pro forma effect thereto as if such Permitted Acquisition, occurred on the first day of such Reference Period (provided, that the pro forma EBITDAP of the New Borrower for each of the Fiscal Quarters ended on December 31, 2012, March 31, 2013 and June 30, 2013 shall be deemed to be the amounts for such Fiscal Quarters set forth at the end of the definition of “EBITDAP”), and (b) Consolidated Total Debt for any Reference Period, Consolidated Total Debt shall be calculated as of the last day of the applicable Reference Period after giving effect to any Consolidated Total Debt incurred or repaid on the last day of such Reference Period or in the case of calculations made for purposes other than determining compliance with Section 7.2.17, after such Reference Period and through the applicable date of measurement or determination.  The term “Disposition” in this definition shall not include dispositions of inventory and other ordinary course dispositions of property.

“Properly Contested” means in the case of any Indebtedness of a Credit Party (including any Taxes) that is not paid as and when due or payable by reason of such Credit Party’s bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Indebtedness is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Credit Party has established appropriate reserves as shall be required in conformity with GAAP, (iii) the non-payment of such Indebtedness will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Credit Party; (iv) no Lien is imposed upon any of such Credit Party’s assets with respect to such Indebtedness unless such Lien is at all times junior and subordinate in priority to the Liens in favor of the Administrative Agent (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Indebtedness results from, or is determined by the entry, rendition or issuance against a Credit Party or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Credit Party, such Credit Party forthwith pays such Indebtedness and all penalties, interest and other amounts due in connection therewith.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed and whether tangible or intangible.

“Public Lender” is defined in Section 7.1.3.

“Purchase Agreement” is defined in the recitals hereto.

“Purchase Money Indebtedness” means (i) Indebtedness (other than the Obligations) for payment of any of the purchase price of fixed assets; (ii) Indebtedness (other than the Obligations) incurred within 90 days before or after acquisition of any fixed assets, for the purpose of financing any of the purchase price thereof; (iii) Capitalized Lease Liabilities and (iv) any renewals, extensions or refinancings (but not increases) thereof.

“Qualified Equity Interests” means any Capital Securities that are not a Disqualified Capital Securities.

“Quarterly Payment Date” means the last Business Day of March, June, September and December.

“RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

“Reference Period” is defined in the definition of “Pro Forma Basis”.

“Register” is defined in clause (a) of Section 2.5.

“Reinvestment Period” means 180 days following the date of an Asset Sale Prepayment Event or Casualty Event.

“Release” means a “release”, as such term is defined in CERCLA or any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

“Replacement Lender” is defined in Section 4.10.

“Replacement Notice” is defined in Section 4.10.

“Reportable Event” means any of the events set forth in Section 4043(b) of ERISA.

“Required Lenders” means, at any time, Lenders holding more than 50% of the aggregate principal amount of the then outstanding Loans.

“Restricted Investment” means any Investment by a Credit Party or Subsidiary, other than (i) Investments in the Existing Borrower and Subsidiary Guarantors formed or acquired after the Closing Date ; (ii) Cash Equivalents that are pledged as Collateral; (iii) loans and advances permitted under Section 7.2.11(i), (ii), (iii) and (iv); (iv) Investments in an aggregate amount not to exceed $3,000,000 in any Fiscal Year (provided, that not more than $1,000,000 of such amount shall be used for Investments in Subsidiaries that are not wholly-owned Subsidiaries and provided further that the aggregate Investments from and after the Closing Date made pursuant to this clause (iv) in Subsidiaries that are not Credit Parties or were Subsidiary Guarantors as of the Closing Date, shall not exceed (net of returns of such Investments) $7,500,000 at any one time outstanding; (v) Investments constituting Permitted Acquisitions provided, that (a) the aggregate amount of consideration for Permitted Acquisitions does not exceed, for any Fiscal Year, the amount by which $30,000,000 exceeds the amount of Capital Expenditures made by the New Borrower and its Subsidiaries for such Fiscal Year (the “Base Acquisition Basket”), provided, that the Base Acquisition Basket shall not exceed $15,000,000 for any Fiscal Year, provided further that the portion of the Base Acquisition Basket for any fiscal year which is unused (up to a maximum of $10,000,000) may be carried forward to the next Fiscal Year only (the “Carryforward Amount”) and, provided further that the sum of the Base Acquisition Basket and the Carryforward Amount cannot exceed $25,000,000 for any Fiscal Year (provided, that each of the foregoing dollar amounts with respect to the 6 month period ending December 31, 2013 shall be $15,000,000, $7,500,000 and $5,000,000, respectively); (b) no Default or Event of Default shall have occurred or be continuing, and (c) after giving pro forma effect to any such Permitted Acquisition (with pro forma EBITDAP to be calculated as set forth in the last paragraph of the definition of EBITDAP), (A) the New Borrower would be in compliance on a Pro Forma Basis with all financial covenants set forth in Section 7.2.17 as of the most recent four Fiscal Quarter Period ended prior to the Permitted Acquisition for which financial statements are required to be delivered under Section 7.1.3(a) or (b), as applicable and (B) the Total Leverage Ratio on a Pro Forma Basis is not greater than 4.00:1.00; and (vi) additional Investments in Foreign Subsidiaries consisting of obsolete, worn-out or surplus Equipment no longer used or usable in the business of the Credit Parties.

“Restrictive Agreement” means an agreement (other than any of the Loan Documents) that, if and for so long as a Credit Party or any Subsidiary of such Credit Party is a party thereto, would prohibit, condition or restrict such Credit Party’s or Subsidiary’s right to incur or repay Indebtedness for Money Borrowed (including any of the Obligations); grant Liens upon any of such Credit Party’s or Subsidiary’s assets (including Liens granted in favor of the Administrative Agent pursuant to the Loan Documents); declare or make Distributions; amend, modify, extend or renew any agreement evidencing Indebtedness for Money Borrowed (including any of the Loan Documents); or repay any Indebtedness owed to any Credit Party.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission.

“Secured Parties” means, collectively, the Lenders, the Administrative Agent and (in each case) each of their respective successors, transferees and assigns.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by an Authorized Officer of the New Borrower and its Subsidiaries, substantially in the form of Exhibit H hereto, together with any supplemental Foreign Pledge Agreement delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

“Security Documents” means, collectively, (a) the Subsidiary Guaranty, (b) the Security Agreement, (c) the Intercreditor Agreements, (d) each Mortgage and Additional Mortgage, (e) the Copyright Security Agreement, (f) the Patent Security Agreement, (g) the Trademark Security Agreement and (h) each other security agreement or other interest or document executed and delivered pursuant to Section 7.1.7 or any of the Security Documents to secure any of the Obligations.

“Silver Point” means Silver Point Finance, LLC.

“Sold Entity or Business” is defined in the definition of “Pro Forma Basis”.

“Solvent” means, with respect to any Person, that as of the Closing Date, both (a) (i) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date; and (iii) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such Person is “solvent” within the meaning given that term and similar terms under Applicable Laws relating to fraudulent transfers and conveyances.  For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“SPC” is defined in clause (g) of Section 10.11.

“Stated Maturity Date” means the date that is six and one-half (6½) years after the Closing Date, or, if such date is not a Business Day, the next preceding Business Day.

“Subordinated Indebtedness” means Indebtedness incurred by a Credit Party that (i) is expressly subordinate and junior in right of payment to full payment of all Obligations, (ii) has a stated maturity at least one year after the stated maturity date of the Loans, (iii) does not provide for payment of interest in cash or otherwise than through the capitalization thereof, and (iv) is otherwise on terms satisfactory to the Administrative Agent.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.  Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of the New Borrower.

“Subsidiary Guarantor” means the Initial Guarantors and each other U.S. Subsidiary of the New Borrower (excluding the Existing Borrower) that has executed and delivered to the Administrative Agent the Subsidiary Guaranty (including by means of a delivery of a supplement thereto).

“Subsidiary Guaranty” means the subsidiary guaranty executed and delivered by an Authorized Officer of each U.S. Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Target” is defined in the definition of “Permitted Acquisition”.

 “Taxes” means all taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings (including backup withholdings), now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

“Termination Date” means the date on which all Obligations have been paid in full in cash.

“Term A Lender” means any Lender that holds Term A Loans.

“Term A Loan” means the Loans held by a Term A Lender in an amount equal to that set forth opposite its name on Schedule II hereto or set forth in a Lender Assignment Agreement.

“Term A Note” means a promissory note of the Borrowers payable to any Term A Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Term A Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Term B Lender” means any Lender that holds Term B Loans.

“Term B Loan” means the Loans held by a Term B Lender in an amount equal to that set forth opposite its name on Schedule II hereto or set forth in a Lender Assignment Agreement.

“Term B Note” means a promissory note of the Borrowers payable to any Term B Lender, in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Term B Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Term C Lender” means any Lender that holds Term C Loans.

 “Term C Loan” means the Loans held by a Term C Lender in an amount equal to the Term C Loans issued to such Lender pursuant to Section 2.1(b) or set forth in a Lender Assignment Agreement.

“Term C Loan Issue Date” is defined in Section 2.1(b).

“Term C Note” means a promissory note of the Borrowers payable to any Term C Lender, in the form of Exhibit C hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Term C Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Term Loan Amendment Agreement” is defined in the recitals hereto.

“Term Loan Amendment and Assumption” is defined in the recitals hereto.

“Term Loan Claimholders” has the meaning ascribed to that term (or such corresponding term) as defined in the First/Second Lien Intercreditor Agreement.

“Term Loan Priority Collateral” is defined in the ABL/Term Loan Intercreditor Agreement.

“Terrorism Laws” means any of the following (a) Executive Order 13224 issued by the President of the United States, (b) the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), (c) the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), (d) the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), (e) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of  2001 (as it may be subsequently codified), (f) all other present and future legal requirements of any Governmental Authority addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and (g) any regulations promulgated pursuant thereto or pursuant to any legal requirements of any Governmental Authority governing terrorist acts or acts of war.

“Total Leverage Ratio” means, as of the day of determination, the ratio of

(a)

Consolidated Total Debt outstanding on day of determination,

to

(b)

EBITDAP computed for the four Fiscal Quarter period ending on (a) for purposes of Section 7.2.17, the last day of the Fiscal Quarter as of which the determination is being made, and (ii) for purposes of the definition of Permitted Acquisition, the last day of the most recent Fiscal Quarter for which financial statements of the New Borrower are required to have been delivered under Section 7.1.3(a) or (b), as applicable.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by any Credit Party substantially in the form of Exhibit B to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Transactions” means, collectively, (a) the entering into of the Purchase Agreement, the Initial Closing Date Second Lien Term Loan Amendment Agreement and the Term Loan Amendment Agreement, the consummation of the transactions contemplated by the Purchase Agreement, the Initial Closing Date Second Lien Term Loan Amendment Agreement and the Term Loan Amendment Agreement to be consummated on the Closing Date, (b) the entering into by the Credit Parties of the Loan Documents and the First Lien Loan Documents to which they are intended to be a party, (c) the amendment and restatement of the ABL Credit Agreement, (d) the satisfaction of all Indebtedness required to be paid pursuant to the Initial Closing Date Second Lien Term Loan Amendment Agreement and the Term Loan Amendment Agreement, and (e) the payment of the fees and expenses incurred in connection with the consummation of the foregoing that are required to be paid on the Closing Date.

“Transaction Documents” means, collectively, the Loan Documents, First Lien Loan Documents, the Purchase Agreement, the Initial Closing Date Second Lien Term Loan Amendment Agreement, the Term Loan Amendment Agreement, the ABL Credit Agreement and each other document delivered in connection therewith, whether or not specifically mentioned herein or therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

“type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

“UCC”  means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“Upstream Payment” means a Distribution by a Subsidiary of a Credit Party to such Credit Party.

“U.S. Subsidiary” means any Subsidiary of the New Borrower (other than any CFC Holdco) that is incorporated or organized under the laws of the United States, a state thereof or the District of Columbia.

“Voting Power” means, with respect to any Person, the power ordinarily (without the occurrence of a contingency) to elect the members of the Board of Directors (or Persons performing similar functions) of such Person.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Working Capital” means (without duplication), at any date of determination, the difference of (a) consolidated current assets of the New Borrower and its Subsidiaries on such date in the nature of ordinary course trade accounts receivable, inventory and similar current assets (other than cash and Cash Equivalents), less (b) consolidated current liabilities of the New Borrower and its Subsidiaries on such date in the nature of ordinary course trade accounts payable and similar current liabilities, but excluding, without limitation, the current portion of Consolidated Total Debt to the extent included in the computation of current liabilities and, without duplication, all Indebtedness consisting of Loans (including accrued interest with respect to such Loans) to the extent otherwise included therein, excluding in each case the non-cash effects on consolidated current assets or consolidated current liabilities  pursuant to GAAP resulting from the application of purchase accounting in relation to the Acquisition.

“Working Capital Determination Date” shall mean the date on which the determination of the Final Working Capital (as defined in the Term Loan Amendment Agreement) is made in accordance with the Term Loan Amendment Agreement.

“wholly owned Subsidiary” means any Subsidiary all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by Applicable Laws) is owned directly or indirectly by the New Borrower.

 1.2

Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

 1.3

Cross-References.  Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

 1.4

Accounting and Financial Determinations.  Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.17 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles in effect in the United States (“GAAP”).  Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the New Borrower and its Subsidiaries (and, to the extent applicable and unless otherwise specified, any predecessor company), in each case without duplication.

ARTICLE II
LOANS, CLOSING RATE AND NOTES

 2.1

Loans.

(a)

Each of the parties hereto acknowledges and agrees that on the Closing Date (which shall be a Business Day), the Term Loan Amendment and Assumption shall occur, pursuant to which each Term A Lender and Term B Lender will be deemed to have made Term A and Term B Loans to the Borrowers (as co-obligors) under this Agreement (the Loans referred to in this Section 2.1(a) relative to each such Lender, its “Initial Loans”), with the principal amount of each Initial Loan as of the Closing Date being the principal amount, and in the Lender’s Percentage, in each case set forth opposite the name of such Lender on Schedule II hereto.  Each of the Lenders on the Closing Date, by operation of the Term Loan Amendment Agreement, shall be deemed to have agreed to, and shall be bound by, the terms and conditions hereof, without any further action or consent on the part of such Lender.  No amounts paid or prepaid with respect to the Initial Loans may be reborrowed.

(b)

Each of the parties hereto acknowledges and agrees that, in accordance with Section 5.3 of the Term Loan Amendment Agreement, if the New Borrower does not obtain the Company Shareholder Approval on or before the date which is four months after the Closing Date (the “Term C Loan Issue Date”), then each Term C Lender will be deemed to have made, and the Borrowers will be deemed to have issued to each of the Term C Lenders, pro rata in accordance with the principal amount of Existing Second Lien Term Loans held by the each Existing WorkflowOne Second Lien Lenders pursuant to the Existing WorkflowOne Second Lien Credit Agreement as consideration for the failure of the New Borrower to obtain the

Company Shareholder Approval pursuant to the Term Loan Amendment Agreement to permit the exercise of the warrants issued to the Existing WorkflowOne Second Lien Lenders pursuant to the Warrant Agreement delivered to such lenders under the Term Loan Amendment Agreement, Term C Loans as obligations of each of the Borrowers (as co-obligors) under this Agreement on such Term C Loan Issue Date (or, if such day is not a Business Day, on the next preceding Business Day), with the principal amount of such Term C Loan as of the Term C Loan Issue Date being the amount provided for in the Term Loan Amendment Agreement.  Each of the Term C Lenders on the Term C Loan Issue Date, by operation of the Term Loan Amendment Agreement, shall be deemed to have agreed to, and shall be bound by, the terms and conditions hereof, without any further action or consent on the part of such Term C Lender.  No amounts paid or prepaid with respect to the Term C Loans may be reborrowed. In accordance with the Term Loan Amendment Agreement, no Term C Lender commits to advance, nor shall be required to advance, any funds to the Borrowers in respect of a Term C Loan.

(c)

In addition, as provided in Section 3.1.1(b) below and Section 5.2(f) of the Term Loan Amendment Agreement, additional Term A Loans will be issued by the Borrowers (as co-obligors) in an aggregate principal amount equal to the Term B Loans cancelled in accordance with Section 3.1.1(b) below and Section 5.2(f) of the Term Loan Amendment Agreement and such Term A Loans will accrue interest in accordance with Section 3.2 from the date of such issuance.

 2.2

Closing Rate.  On the Closing Date, all of the Initial Loans shall be LIBO Rate Loans with an Interest Period of one (1) month; provided that the Term B Loans issued on the Closing Date shall not bear interest.

 2.3

Continuation and Conversion Elections.  By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, a Borrower may from time to time irrevocably elect, on not less than one (1) Business Day’s notice in the case of Base Rate Loans, or three (3) Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five (5) Business Days’ notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans, or in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three (3) Business Days (but not more than five (5) Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided that, (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.  Each such irrevocable request may be made by telephone confirmed promptly by facsimile to the Administrative Agent of the applicable Continuation/Conversion Notice.  The conversion of a Base Rate Loan into a LIBO Rate Loan or a LIBO Rate Loan into a Base Rate Loan shall not effect a novation of the Loan so converted.

 2.4

Funding.  Each Lender may, if it so elects, fulfill its obligation to continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided that, such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility.  In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office’s interbank Eurodollar market.

 2.5

Register; Notes.  The Register shall be maintained on the following terms:

(a)

The Borrowers hereby designate the Administrative Agent to serve as the Borrowers’ agent, solely for the purpose of this clause, to maintain a register (the “Register”) on which the Administrative Agent will record the then outstanding amount of the Term A Loans, Term B Loans, Term C Loans (if any) and the Incremental Term Loans (if any) issued by the Borrowers hereunder and held by each Lender (and SPC), the capitalization of interest accruing to each Lender (and SPC) in respect of such Lender’s (and SPC’s) Term A Loans, Term B Loans and Term C Loans (if any), each repayment in respect of the principal amount of any Loans, and each assignment or transfer of an interest in any Loan made pursuant to Section 10.11, annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11.  Failure to make any recordation, or any error in such recordation, shall not affect any Credit Party’s Obligations.  The entries in the Register shall be conclusive and binding in the absence of manifest error, and the Borrowers, the Administrative Agent, and the Lenders (including any SPC) shall treat each Person in whose name a Loan is registered as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary.  Any assignment or transfer of the Loans made pursuant hereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement that has been executed by the requisite parties pursuant to Section 10.11.  No assignment or transfer of a Lender’s (or SPC’s) Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

(b)

Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to each Lender a Note evidencing each of the Term A, Term B and Term C Loans held by, and payable to the order of, such Lender in a maximum principal amount equal to the amount of such Term A, Term B and Term C Loans when made.  The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby.  Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Credit Party absent manifest error; provided that, the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Credit Party.

 2.6

Incremental Credit Extensions.

(a)

The Borrowers may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more additional tranches of term loans (the commitments thereof, the “Incremental Term Loan Commitment”, the loans thereunder, the “Incremental Term Loans” and a Lender making such loans, an “Incremental Term Lender”); provided that:

(i)

The aggregate amount of Incremental Term Loans incurred during the term of this Agreement shall not exceed the Maximum Incremental Facilities Amount, and the proceeds of any Incremental Term Loans shall be used solely by the Borrowers and its Subsidiaries to finance Permitted Acquisitions otherwise permitted under this Agreement;

(ii)

Each of the Borrowers will be co-obligors in respect of the Incremental Term Loans hereunder and each of the other Credit Parties will be Obligors in respect of all Incremental Term Loans hereunder on the same terms as all other Term A Loans hereunder;

(iii)

Both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and, at the time that any such Incremental Term Loan is made, (and after giving effect thereto) no Default or Event of Default shall exist;

(iv)

The Incremental Term Loans (i) shall rank pari passu in right of payment and pari passu in right of security with the other Loans hereunder, and (ii) shall be, except as set forth in clauses (v) through (ix) below, be identical in all respects to the Term A Loans issued hereunder and be deemed Loans issued hereunder;

(v)

The Incremental Term Loans shall be mature and be subject to mandatory amortization as to principal on such terms as the Borrowers and the persons to who the Incremental Term Loans are issued may, as between themselves, and without the consent of any other parties hereto, determine at the time of the issuance of the Incremental Term Loans determine, provided that no such Incremental Term Loans (x) have  a final maturity earlier than the Stated Maturity Date for the Term A Loans or (B)  have a Weighted Average Life to Maturity shorter than the remaining Weighted Average Life to Maturity of Term A Loans at the time of the issuance of the Incremental term Loans  (except by virtue of prepayment of the Loans prior to such date of determination);

(vi)

Subject to clause (v) above, final maturity and the amortization schedule applicable to any such Incremental Term Loans shall be determined by the Borrowers and the applicable Incremental Term Lenders providing such Incremental Term Loans;

(vii)

The All-In Yield applicable to any Incremental Term Loans issued hereunder shall be determined at the time of the issuance of such Incremental Term Loans as between the Borrowers and the Incremental Term Lenders providing such

Incremental Term Loans; provided that, if the All-In Yield in respect of such Incremental Term Loans exceeds the All-In Yield in respect of any then existing Term A Loans by more than 0.50% as determinate at the time of the issuance of the Term A Loans, the Applicable Rate of such then existing Loans shall be adjusted such that the All-In Yield of such then existing Loans equals the All-In Yield of such Incremental Term Loans minus 0.50%, effective upon the making of such Incremental Term Loans;

(viii)

any Incremental Term Facility shall share ratably in any voluntary or mandatory prepayments of the Loans pursuant to Sections 3.1.1 and 3.1.2 of this Agreement unless the Borrowers and the Incremental Term Lenders agree, at the time of the issuance of the Incremental Term Loans, to a less than pro rata share of such payments; and

(ix)

except as set forth above, all other terms of such Incremental Term Loans, if not consistent with the terms of this Agreement, shall be as agreed between the Borrowers and the Incremental Term Lenders providing such Incremental Term Loan Commitment and reasonably acceptable to the Administrative Agent.

(b)

Each notice from the Borrowers pursuant to this Section 2.6 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans.  Except as permitted in clauses (v) through (ix) of Section 2.6(a), all terms and documentation with respect to Incremental Term Loans that (i) are materially more restrictive on the New Borrower and its Subsidiaries (when taken as a whole) than those with respect to any other Loans or (ii) relate to provisions of a mechanical (including with respect to Collateral and currency mechanics) or administrative nature, shall be reasonably satisfactory to the Administrative Agent.

(c)

Incremental Term Loans may be made by any Lender listed in Schedule III hereto; (at such Lender’s sole discretion and provided that no Lender listed in Schedule III hereto shall be, committed to make, obligated to make or be offered the opportunity to make, all or a portion of any Incremental Term Loan), in each case on terms permitted in this Section 2.6; provided that the Administrative Agent shall have consented to such Lender making such Incremental Term Loans.  Incremental Term Loans and commitments by Incremental Term Lenders hereunder shall be evidenced by an  amendment to this Agreement (an “Incremental Amendment”) and, as appropriate, the other Loan Documents, executed by the Borrowers, each Incremental Term Lender agreeing to make such Incremental Term Loan and/or provide any commitment therefor, and the Administrative Agent.  The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.6.

(d)

The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof of each of the following conditions:

(i)

the Administrative Agent shall have received each of the following, unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance reasonably satisfactory to the Administrative Agent:  (A) the applicable Incremental Commitments Amendment; (B) certified copies of resolutions of each Credit

Party approving the execution, delivery and performance of the Incremental Amendment and either certified copies of the Organic Documents of each Credit Party or a certification by an authorized officer of each Credit Party that there have been no changes to the Organic Documents of such Credit Party since the Closing Date; (C) to the extent requested by the Administrative Agent, a Mortgage modification or a new Mortgage with respect to each mortgaged Property and the necessary related documents, agreements and instruments (including legal opinions) thereto, which Mortgage modification, new Mortgage and related documents, agreements and instruments (including legal opinions) may, if agreed to by the Administrative Agent in its sole discretion, be delivered within thirty (30) days of the date of effectiveness of the applicable Incremental Amendment (or such longer period as agreed to by the Administrative Agent in its sole discretion); and (D) a favorable opinion of counsel for the Credit Parties, to the extent requested by the Administrative Agent, addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

(ii)

(A) the conditions precedent set forth in Article V shall have been satisfied both before and after giving effect to such Incremental Amendment and the additional credit extensions provided thereby, (B) such increase shall be made on the terms and conditions provided for above, (C) both at the time of any request for Incremental Term Loan Commitments and upon the effectiveness of any Incremental Amendment, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist and (D) the representations and warranties of the Borrowers and each other Credit Party contained in Article VI or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) at the time that any such Incremental Term Loan is made (and after giving effect thereto); and

(iii)

there shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, the extent required by Section 10.3, expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) that are due and payable in connection with the Incremental Amendment.

(e)

No amounts paid or prepaid with respect to the Incremental Term Loans may be reborrowed.

(f)

This Section 2.6 shall supersede any provisions in Section 10.1 to the extent they conflict with this Section 2.6.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

 3.1

Repayments and Prepayments; Application.  The Borrowers agree that the Loans shall be repaid and prepaid pursuant to the following terms.

 3.1.1

Repayments and Prepayments.  The Borrowers shall repay in full the unpaid principal amount of each Loan on the Stated Maturity Date.  Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.

(a)

From time to time on any Business Day occurring after the First Lien Termination Date, the Borrowers may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided that, (i) all such voluntary prepayments shall require, in the case of Base Rate Loans at least the same Business Day’s prior notice (such notice to be delivered before noon New York time on such day), and in the case of LIBO Rate Loans at least three (3) Business Days’ prior notice (such notice to be delivered before noon New York time on such day), and in either case not more than five (5) Business Days’ prior irrevocable notice to the Administrative Agent (which notice may be telephonic so long as such notice is confirmed in writing within 24 hours thereafter and such notice to be delivered before noon New York time on such day); and (ii) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $500,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000.  Each notice of prepayment sent pursuant to this clause shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid.  Each such notice shall be irrevocable and shall commit the Borrowers to prepay such Loan (or portion thereof) by the amount stated therein on the date stated therein; provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities or the occurrence of an event specified in such notice, in which case such notice may be revoked by the Borrowers (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  All prepayments under this clause shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(b)

On the Stated Maturity Date, the Borrowers shall repay the outstanding principal amount of all Loans. In addition, within three Business Days of the Working Capital Determination Date, as provided in the Term Loan Amendment Agreement, (i) Term B Loans in an aggregate principal amount specified under Section 5.2(f) of the Term Loan Amendment Agreement held by the Term B Lenders, shall be converted into an equal principal amount of Term A Loans as provided in Section 2.1(c) (and such converted Term A Loans shall commence to accrue interest in accordance with Section 3.2 from the date of such conversion) and (ii) the remaining principal balance, if any, of the Term B Loans then outstanding after such conversion shall be cancelled for no consideration, pro rata in accordance with the principal amount such Term B Loans held by each Term B Lender.

(c)

To the extent permitted by the First Lien Credit Agreement and after the First Lien Termination Date, on each occasion that a Prepayment Event occurs, the Borrowers shall, within one (1) Business Day after the occurrence of a Debt Incurrence Prepayment Event and within five (5) Business Days after the occurrence of any other Prepayment Event (or, in the case of Deferred Net Cash Proceeds, within five (5) Business Days after the Reinvestment Period relating to such Prepayment Event or 180 days thereafter, as applicable), prepay, in accordance with Section 3.1.2 below, the principal amount of Loans in an amount equal to 100% of the Net Cash Proceeds from such Prepayment Event.  If all or substantially all of the Capital Securities of any Credit Party are sold or any Credit Party is sold as a going concern on any date, the sale proceeds shall be allocated as follows:  (x) that portion of the sale proceeds equal to the aggregate value of “Accounts” and “Cost” of “Inventory” (in each case, as defined in the ABL Credit Agreement as at the date hereof) shall be allocated to the ABL Collateral (as defined in the ABL/Term Loan Intercreditor Agreement) of the Credit Parties so sold and shall be deemed to be proceeds thereof and (y) the balance of sale proceeds shall be allocated to the Collateral of the Credit Parties so sold and shall be deemed to be proceeds thereof and applied pursuant to the foregoing sentence. Notwithstanding the foregoing, in the event of a Casualty Event occurring with respect to the ABL Collateral (as defined in the ABL/Term Loan Intercreditor Agreement), the insurance proceeds thereof shall be applied to the ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement) to the extent required under the Intercreditor Agreements and subsequent to the Discharge of ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement), shall be applied in accordance with this Section 3.1.1(c).

(d)

To the extent permitted by the First Lien Credit Agreement and after the First Lien Termination Date, within 90 days after the close of each Fiscal Year (beginning with the close of the 2014 Fiscal Year) (such date within such 90 day period, the “Excess Cash Flow Payment Date”) the Borrowers shall make a mandatory prepayment of the Loans in an amount equal to 75% of Excess Cash Flow (if any) for such Fiscal Year, which shall be reduced to 50% of Excess Cash Flow for such Fiscal Year if the Total Leverage Ratio as of the last day of the immediately preceding Fiscal Year is no greater than 1.00:1.00; provided that, (i) the amount due on any Excess Cash Flow Payment Date shall be reduced by the amount of any voluntary prepayments of the Loans pursuant to Section 3.1.1(a) during such period and (ii) on one occasion during the term of the Loans, the amount due on any Excess Cash Flow Payment Date may, at the New Borrower’s election, be reduced by an amount not to exceed $7,500,000 to make the minimum required statutory pension contributions in the immediately succeeding Fiscal Year with respect to the Covered Plans (provided further that, any amount so deducted from Excess Cash Flow for the current Fiscal Year under this clause (ii) shall not be deducted in computing Excess Cash Flow for the next Fiscal Year pursuant to clause (ix) of the definition of Excess Cash Flow);

(e)

Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrowers shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid); and

(f)

On each Interest Payment Date commencing with the first Interest Payment Date following the fifth (5th) anniversary of the Closing Date, if the aggregate amount that would be includible in gross income of the Lenders with respect to the Loans for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the “Aggregate Accrual”) would otherwise exceed the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Loans on or before such Interest Payment Date, and (ii) the product of (A) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Loans and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the Code) of the Loans (such sum, the “Maximum Accrual”), then the Issuer shall prepay to the Lenders in cash on such Interest Payment Date a portion of the outstanding principal equal to the excess, if any, of the Aggregate Accrual over the Maximum Accrual, and the amount of such payment shall be treated for federal income tax purposes as an amount of interest to be paid (within the meaning of Section 163(i)(2)(B)(i) of the Code) under the Loans.  This provision is intended to prevent any Loan from being classified as an “applicable high yield discount obligation”, as defined in Section 163(i) of the Code, and shall be interpreted consistently therewith. Payments made pursuant to this Section 3.1.1(f) the  “AHYDO Catch-Up Mandatory Payments”.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

 3.1.2

Application.  Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

(a)

Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans, in each case in a manner that minimizes the amount of any payments required to be made by the Borrowers pursuant to Section 4.4.

(b)

Each prepayment of the Loans made pursuant to Section 3.1.1 shall be applied first, to accrued interest and fees due on the amount of prepayment of the Loans, second, to the payment of principal of the Loans on a pro rata basis, and third, as otherwise directed by the Borrowers. Notwithstanding this Section 3.1.2, any AHYDO Catch-Up Mandatory Payment will be applied solely to the Loans.

 3.2

Interest Provisions.  Except as provided in the provisos to Sections 2.2 and 3.2.3 with respect to Term B Loans, interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with the terms set forth below (including Section 3.2.4 hereof).

 3.2.1

Rates.  Subject to Section 2.3, pursuant to an appropriately delivered Continuation/Conversion Notice, the Borrowers may elect that the Loans accrue interest at a rate per annum:

(a)

on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate, from time to time in effect plus the Applicable Margin; and

(b)

on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

 3.2.2

Post-Default Rates.

(a)

If any amount of principal of any Loan is not paid when due (without regard to applicable grace periods), whether at stated maturity, by acceleration, or otherwise, then such amount shall bear interest (after as well as before judgment) at a rate per annum at all times equal to the rate of interest that otherwise would be applicable to such Loan plus 2% per annum, to the fullest extent permitted by law;

(b)

If any amount (other than principal of any Loan) payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall bear interest (after as well as before judgment) at a rate per annum at all times equal to the Base Rate from time to time in effect, plus the Applicable Margin for Loans accruing interest at the Base Rate, plus a margin of 2% per annum, to the fullest extent permitted by law;

(c)

After the date that any Event of Default has occurred under Section 8.1.8, the Borrowers shall pay interest (after as well as before judgment) on all outstanding Obligations at a rate per annum equal to (a) in the case of principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Base Rate from time to time in effect, plus the Applicable Margin for Loans accruing interest at the Base Rate, plus a margin of 2% per annum, in each case, to the fullest extent permitted by law; and

(d)

After the date that any other Event of Default has occurred for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, on the direction of the Required Lenders, may direct that the Borrowers shall pay interest (after as well as before judgment) on all outstanding Obligations at a rate per annum equal to (a) in the case of principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Base Rate from time to time in effect, plus the Applicable Margin for Loans accruing interest at the Base Rate, plus a margin of 2% per annum, in each case, to the fullest extent permitted by law.

 3.2.3

Payment Dates.  Subject to Section 3.2.4, interest accrued on each Loan shall be payable, without duplication:

(a)

on the Stated Maturity Date therefor;

(b)

except as set forth in clause (c) below, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c)

with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;

(d)

with respect to LIBO Rate Loans, on the last day of each applicable Interest Period;

(e)

with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

(f)

on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration,

provided that, (i) notwithstanding Sections 3.2.3(c), (d) and (e) above, after the fifth anniversary of the Closing Date and on and prior to the Stated Maturity Date, interest accrued on each Loan shall be payable on the sixth anniversary of the Closing Date (or, if such date is not a Business Day, the immediately preceding Business Day) and the Stated Maturity Date only and (ii) notwithstanding anything to the contrary in this Agreement, no interest shall be payable in respect of the Term B Loans.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

 3.2.4

Interest Capitalization.

(a)

Accrued interest on each Loan shall be payable in cash on the dates provided for in Sections 3.2.3(c), (d) and (e) (each an “Interest Payment Date”). However, on each Interest Payment Date occurring on or before the third anniversary of the Closing Date only, (i) with respect to Loans other than Term C Loans, the Borrowers shall have the right, which may be exercised solely in their discretion, but subject to Section 3.2.4(b) below, in lieu of paying interest on the Loans otherwise payable in cash on such Interest Payment Date, to capitalize (at the option of the New Borrower), by increasing the outstanding principal amount of each such Loan on and as of such Interest Payment Date (and thereafter shall constitute additional principal of such Loan for all purposes, including the accrual of interest), with any such capitalization effected on a pro rata basis as between all such Loans then outstanding in accordance with the principal amount of each such Loan and the interest otherwise due and payable thereon (A) up to 100% of the interest otherwise due and payable on such Loans on any Interest Payment Date that occurs on or prior to the second anniversary of the Closing Date and (B) up to 50% of the interest otherwise due and payable on such Loans on any Interest Payment Date that occurs after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date; provided that no such election under this clause (i) may be made on any such Interest Payment Date if, after giving pro forma effect to such interest election, the New Borrower and its Subsidiaries would have $50,000,000 or more in Liquidity; and (ii) with respect to Term C Loans the Borrowers shall have the obligation, in lieu of paying interest on the Loans otherwise payable in cash on such Interest Payment Date, to capitalize, by increasing the outstanding principal amount of each Term C Loan on and as of such Interest Payment Date (and thereafter shall constitute additional principal of such Loan for all purposes, including the accrual of interest), with any such capitalization effected on a pro rata basis as between all Term C Loans then outstanding in accordance with the principal amount of each such Term C

Loan and the interest otherwise due and payable thereon, 100% of the interest otherwise due and payable on such Term C Loans on any Interest Payment Date that occurs on or prior to the third anniversary of the Closing Date. In the event that accrued interest is to be capitalized on any Interest Payment Date in accordance with this Section 3.2.4(i), the New Borrower shall notify the Administrative Agent thereof in writing at least one Business Day prior to such Interest Payment Date and such notice shall set forth (i) the percentage of interest due on the Loans proposed or required to be capitalized on such Interest Payment Date and (ii) to the extent applicable, appropriate calculations (reasonably acceptable to the Administrative Agent) evidencing that on such Interest Payment Date, after giving pro forma effect to such interest election, the New Borrower and its Subsidiaries would not have $50,000,000 or more in Liquidity.

(b)

To the extent that, in accordance with Section 3.2.4(a)(i) above, (i) interest is so capitalized on any portion of the outstanding Loans on any Interest Payment Date occurring after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date in excess of 50% of the principal amount of the Loans on any such Interest Payment Date, or (ii) interest is so capitalized on any portion of the outstanding Loans on any Interest Payment Date occurring after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, then the interest payable in respect of such principal amount of the Loans in respect of which interest threreon was so capitalized on any such Interest Payment Date shall be deemed to have accrued on any such Loans as to which interest shall be been so capitalized at an interest rate equal to the interest rate otherwise applicable to such Loans plus an additional 1.5% per annum, and such additional interest shall be payable on the same time and basis as all other interest which shall have accrued on such Loans.

 3.3

Fees.  The Borrowers agree to pay the fees set forth below.  All such fees shall be non-refundable.

 3.3.1

Administrative Agent’s Fee.  The Borrowers agree to pay to the Administrative Agent, for its own account, the fees and expenses (including documented, reasonable attorney’s fees and expenses) in the amounts and on the dates set forth in the Fee Letter.

 3.4

Nature and Extent of Each Borrower’s Liability.

 3.4.1

Joint and Several Liability.  Each Borrower shall be liable for, on a joint and several basis, and hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each other Borrower now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided after the occurrence of any Event of Default set forth in Section 8.1.8, whether or not a claim for post-filing or post-petition interest is allowed under Applicable Law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11

U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)), regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Administrative Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to any Borrower inure to the mutual benefit of all Borrowers and that Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers in extending the Loans and other financial accommodations hereunder.

 3.4.2

Unconditional Nature of Liability.  Each Borrower’s joint and several liability hereunder with respect to, and guaranty of the Obligations (as provided for in Section 3.4.1 above) shall be absolute, unconditional and irrevocable irrespective of (i) any lack of validity, legality or enforceability of any Loan Document, (ii) the failure of any Secured Party (A) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person (including a guarantor) under the provisions of any Loan Document or otherwise, or (B) to exercise any right or remedy against any other borrower (including any Borrower) of, or collateral securing, any Obligations, (iii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, (iv) any reduction, limitation, impairment or termination of any Obligations (except in the case of the occurrence of the Termination Date) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise, (v) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document, (vi) any addition, exchange or release of any collateral or of any Person that is (or will become) a borrower (including a Borrower hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any surety or any guarantor.

 3.4.3

Partial Release of Liability for Obligations.  No payment or payments made by an Credit Party or received or collected by the Administrative Agent from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Borrower for the balance of Obligations remaining due under this Agreement, and each Borrower shall remain jointly and severally liable for the payment and performance of all Obligations until the Termination Date.

 3.4.4

Postponement of Subrogation, etc.  Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Borrower seek or be entitled to seek any contribution or reimbursement from any Credit Party, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date.  Any amount paid to any

Borrower on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Borrower (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if any Borrower has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Borrower’s written request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Borrower, execute and deliver to such Borrower appropriate documents (in form and substance satisfactory to the Administrative Agent and without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower of an interest in the Obligations resulting from such payment.  In furtherance of the foregoing, at all times prior to the Termination Date, each Borrower shall refrain from taking any action or commencing any proceeding against any Credit Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under Section 3.4.1 to any Secured Party.

ARTICLE IV
CERTAIN LIBO RATE AND OTHER PROVISIONS

 4.1

LIBO Rate Lending Unlawful.  If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Administrative Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

 4.2

Deposits Unavailable.  If the Administrative Agent shall have determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans; then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

 4.3

Increased LIBO Rate Loan Costs, etc.  The Borrowers agree to reimburse each Secured Party for any increase in the cost to such Secured Party of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party’s Loans hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs  (which are governed by Section 4.5), any Indemnified Taxes or any Excluded Taxes.  Each affected Secured Party shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount.  Such additional amounts shall be payable by the Borrowers directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

 4.4

Funding Losses.  In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

(a)

any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

(b)

any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor; or

(c)

any LIBO Rate Loans not being prepaid in accordance with any notice delivered pursuant to clause (a) of Section 3.1.1 (as a result of a revocation of such notice or as a result of such payment not being made);

but in each case other than due to such Lender’s failure to fulfill its obligations hereunder then, upon the written notice of such Lender to the Borrowers, the Borrowers shall, within ten (10) days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense.  Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

 4.5

Increased Capital Costs.  If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority (provided that, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law” for the purposes of the foregoing, regardless of the date enacted, adopted or issued) affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Loans held by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrowers, the Borrowers shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return.  A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrowers.  In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

 4.6

Taxes.  The Borrowers covenant and agree as follows with respect to Taxes.

(a)

Any and all payments by or on account of the Borrowers or any other Credit Party under any Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes except to the extent that deduction or withholding of such Taxes is required by Applicable Law.  In the event that any such Taxes are required by Applicable Law to be deducted or withheld from any payment required to be made to or on behalf of the Borrowers or any other Credit Party under any Loan Document, then:

(i)

subject to clause (f), if such Taxes are Indemnified Taxes or Other Taxes, the Borrowers and each Credit Party shall increase the amount of such payment so that each Secured Party receives an amount equal to the amount it would have received had no such deduction or withholding been made; and

(ii)

the Borrowers or the Administrative Agent (as applicable) shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with Applicable Law.

(b)

In addition, the Borrowers shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with Applicable Law, or at the option of the Administrative Agent, timely reimburse it for the payment of Other Taxes.

(c)

The Borrowers shall furnish to the Administrative Agent, as promptly as reasonably practicable after any such payment is made, an official receipt (or a certified copy thereof) or other proof of payment satisfactory to the Administrative Agent, acting reasonably, evidencing the payment of such Taxes or Other Taxes.  The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

(d)

Subject to clause (f), the Borrowers shall indemnify each Secured Party for any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on, or attributable to, amounts payable under this Section 4.6) paid by such Secured Party, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority.  With respect to the indemnification provided in this

Section 4.6(d), such indemnification shall be made within 10 days after the date such Secured Party makes written demand therefor.

(e)

Each Lender making Loans to the Borrowers, on or prior to the date on which such Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent, but only to the extent that such Lender is legally entitled to do so), shall deliver to the Borrowers and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN or W-8IMY claiming eligibility of a Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an “Exemption Certificate”) and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or W-8IMY or applicable successor form, or (iii) in the case of a Lender that is not a Non-U.S. Lender, two duly completed copies of Internal Revenue Service form W-9 or applicable successor form, and  (iv) in the case of any Lender, such documentation as is reasonably requested by the Borrowers or the Administrative Agent to comply with FATCA.  The Administrative Agent shall deliver to the Borrowers such IRS forms as are required to ensure that payments made to the Administrative Agent are not subject to withholding, but only to the extent that the Administrative Agent is legally entitled to do so.  Each Lender agrees to promptly notify the Borrowers and the Administrative Agent in writing of any change in circumstances which would modify or render invalid any claimed exemption or reduction.  In addition, each Lender shall timely deliver to the Borrowers and the Administrative Agent two further copies of such Form W-8BEN, W-8IMY, W-8ECI or W-9 or successor forms on or before the date that any previously executed form expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent form delivered by such Person to the Borrowers.

(f)

The Borrowers shall not be obligated to pay any additional amounts to any Secured Party pursuant to clause (a)(i), or to indemnify any Secured Party pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure, inability or ineligibility of such Secured Party to deliver to the Borrowers the form or forms and/or an Exemption Certificate, as applicable to such Secured Party, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Secured Party being untrue or inaccurate on the date delivered in any material respect, or (iii) the Secured Party designating a successor lending office at which it maintains its Loans which has the effect of causing such Secured Party to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided that, the Borrowers shall be obligated to pay additional amounts to any such Secured Party pursuant to clause (a)(i), and to indemnify any such Secured Party pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S.

federal withholding tax resulted from a change in any applicable statute, treaty, regulation or other Applicable Law or any official interpretation of any of the foregoing occurring after the Closing Date (or in the case of an Assignee Lender, after the date of the assignment, except to the extent that the applicable assigning lender was entitled to receive additional amounts with respect to such payment), which change rendered such Secured Party no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, (ii) the redesignation of the Secured Party’s lending office was made at the request of the Borrowers or (iii) the obligation to pay any additional amounts to any such Secured Party pursuant to clause (a)(i) or to indemnify any such Secured Party pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrowers.

(g)

In the event that any Lender or the Administrative Agent determines in its sole discretion that it has received a refund or a credit in lieu of a refund in respect of Taxes or Other Taxes as to which it has been paid additional amounts by the Borrowers pursuant to clause (a) or indemnified by the Borrowers pursuant to clause (d) and such Lender or the Administrative Agent, as applicable, determines in its good faith judgment that such refund is attributable to such additional amounts or indemnification, then such Lender or Administrative Agent shall promptly notify the Administrative Agent and the Borrowers, and shall, within 30 Business Days of receipt of such refund or credit in lieu of such refund remit to the Borrowers, net of all out-of-pocket expenses (including Taxes) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of such refund); provided, that the Borrowers, upon request of the Lender or the Administrative Agent, shall repay to the Lender or the Administrative Agent the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that the Lender or the Administrative Agent is required to repay such refund or credit in lieu of such refund to such Governmental Authority and, provided further, that in no event will the Lender or the Administrative Agent be required to pay any amount pursuant to this clause (g) the payment of which would place the Lender or Administrative Agent in a less favorable net after-Tax position than it would have been if the Indemnified Taxes or Other Taxes had not been imposed and the corresponding additional amounts or indemnification payment not been made.  Neither the Lenders nor the Administrative Agent shall be obligated to disclose information regarding its tax affairs or computations to the Borrowers in connection with this clause (g) or any other provision of this Section that such Lender or the Administrative Agent reasonably deems confidential.

 4.7

Payments, Computations; Proceeds of Collateral, etc.    (a) Unless otherwise expressly provided in a Loan Document, all payments by the Borrowers pursuant to each Loan Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment.  All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. New York time on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers.  Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day.  The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such

Secured Party.  All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days).  Payments due on other than a Business Day shall (except as otherwise required by clause (b) of the proviso in the definition of “Interest Period”) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b)

After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon written direction from the Required Lenders, shall, apply all amounts received under the Loan Documents (including from the proceeds of Collateral) or under Applicable Law; provided that (a) before the First Lien Termination Date, notwithstanding any direction from the Required Lenders, the Administrative Agent shall apply all such proceeds as required by the First/Second Lien Intercreditor Agreement, and (b) after the First Lien Termination Date, such proceeds shall be applied upon receipt to the Obligations as follows: (i) first, to the payment of all Obligations in respect of fees, expense reimbursements, indemnities and other amounts owing to the Administrative Agent, in its capacity as the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent), (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the ratable payment of all interest (including interest accruing (or which would accrue) after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Secured Parties pursuant to the terms of the Loan Documents, until paid in full in cash, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the ratable payment of the principal amount of the Loans then outstanding and the net credit exposure owing to Secured Parties under Hedge Agreements, if any, (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), to the ratable payment of all other Obligations owing to the Secured Parties, and (v) fifth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iv), and following the Termination Date, to each applicable Credit Party or any other Person lawfully entitled to receive such surplus.  For purposes of clause (b)(iii), the “net credit exposure” at any time of any Secured Party with respect to a Hedge Agreement to which such Secured Party is a party shall be determined by such Secured Party (and such Secured Party shall notify the Administrative Agent in writing) at such time in accordance with the customary methods of calculating net credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate (or, if applicable, currency) movements and the respective termination provisions and notional principal amount and term of such Hedge Agreement.

 4.8

Sharing of Payments.  If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase for cash at face value from the other Secured Parties such participations in Loans held by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that, if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party’s ratable share (according to the proportion of (a) the amount of such selling Secured Party’s required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered.  The Borrowers agree that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrowers in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

 4.9

Setoff.  Each Secured Party shall, upon the occurrence and during the continuance of any Event of Default described in clauses (b) through (d) of Section 8.1.8 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrowers hereby grant to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrowers then or thereafter maintained with such Secured Party; provided that, any such appropriation and application shall be subject to the provisions of Section 4.8.  Each Secured Party agrees promptly to notify the Borrowers and the Administrative Agent in writing after any such appropriation and application made by such Secured Party; provided that, the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which such Secured Party may have.

 4.10

Replacement of Lenders.  If any Lender (an “Affected Lender”) (a) fails to consent to an election, consent, amendment, waiver or other modification to this Agreement or other Loan Document that requires the consent of a greater percentage of the Lenders than the Required Lenders and such election, consent, amendment, waiver or other modification is otherwise consented to by the Required Lenders or (b) makes a demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts is, and is likely to continue to be, materially more onerous in the reasonable judgment of the Borrowers than with respect to the other Lenders) or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender’s LIBO Rate Loans to Base Rate Loans or suspending such Lender’s obligation to hold Loans as, or to convert Loans into, LIBO Rate Loans, the Borrowers may, within 30 days of receipt by the Borrowers of such demand or notice, as the case may be, give notice (a “Replacement Notice”) in writing to the Administrative Agent and such Affected Lender of its intention to cause such Affected Lender to sell all or any portion of its Loans and/or Notes to an Eligible Assignee (a “Replacement Lender”) designated in such Replacement Notice; provided, however, that no Replacement Notice may be given by the Borrowers if (i) such replacement conflicts with any Applicable Law or regulation, (ii) any Event of Default shall have occurred and be continuing at the time of such replacement or (iii) prior to any such replacement, such Lender shall have taken any necessary action under Section 4.5 or 4.6 (if applicable) which shall have eliminated the continued need for payment of amounts owing pursuant to Section 4.5 or 4.6.  Within 30 days of its receipt of such Replacement Notice, the Affected Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 10.11, the portion of its Loans, Notes (if any), and other rights and obligations under this Agreement and all other Loan Documents designated in the replacement notice to such Replacement Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, (ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender’s Loans designated in the Replacement Notice, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6) and including any call premiums, owing to such Affected Lender hereunder and (iii) the Borrowers shall pay to the Affected Lender and the Administrative Agent all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 10.11).  Upon the effective date of an assignment described above, the Replacement Lender shall become a “Lender” for all purposes under the Loan Documents.  Each assignment pursuant to this Section 4.10 shall be effective upon the satisfaction of the conditions specified in this Section 4.10 without further action on the part of the applicable Affected Lender.

 4.11

Change in Lending Office.  If any Lender makes a demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6, or gives notice pursuant to Section 4.1 requiring a conversion of such Lender’s LIBO Rate Loans to Base Rate Loans or suspending such Lender’s obligation to hold Loans as, or to convert Loans into, LIBO Rate Loans, then such Lender shall use reasonable efforts to designate a different lending office with respect to its rights and obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate the need for such notice or reduce amounts payable or to be withheld in the future, as applicable; and (b) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

 4.12

Tax Treatment.   Each of the parties hereto acknowledges and agrees that for United States federal income tax purposes (i) the issue price of the Term A Loans shall be the face amount of the loans (ii) any adjustment to the amount of the Term B Loans shall be treated as an adjustment to the purchase price of the assets under the Term Loan Amendment Agreement and (iii) the possibility of the issuance of Term C Loans shall be treated as remote or incidental within the meaning of Treasury Regulations Section 1.1275-2(h)).

ARTICLE V
CONDITIONS TO TERM LOAN AMENDMENT AND ASSUMPTION

The obligations of the Lenders to consummate the Term Loan Amendment and Assumption at the Closing Date shall be subject to the prior or concurrent satisfaction (or waiver in accordance with Section 10.1; provided that the conditions in Sections 5.2 and 5.3 may not be waived) of each of the conditions set forth in the Term Loan Amendment Agreement in addition to the following conditions precedent set forth in this Article.

 5.1

Resolutions, etc.  The Administrative Agent shall have received from each Credit Party, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to:

(a)

resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transactions applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)

the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)

the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

 5.2

Consummation of Transactions.  The Administrative Agent shall have received a certificate of an Authorized Officer of the New Borrower to the effect that:

(a)

No amendment or other modification shall have been made of or to the Purchase Agreement or the Original ABL Credit Agreement; and

(b)

Concurrently with the closing of the issuance of Loans contemplated hereby, the Acquisition and other Transactions shall have been consummated in all material respects in accordance with the Purchase Agreement, the Initial Closing Date Second Lien Term Loan Amendment Agreement, the Term Loan Amendment Agreement and the other Transaction Documents.

 5.3

Delivery of Notes.  The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender’s Note(s) duly executed and delivered by an Authorized Officer of each Borrower.

 5.4

Guarantees.  The Administrative Agent shall have received each Subsidiary Guaranty, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each U.S. Subsidiary.

 5.5

Security Agreements.  The Administrative Agent (or in the case of clause (a)(x), the First Lien Administrative Agent) shall have received executed counterparts of the Security Agreement, each dated as of the Closing Date, duly executed and delivered by the New Borrower and each U.S. Subsidiary (if any), together with:

(a)

(x) certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding capital Securities owned by each Credit Party in its U.S. Subsidiaries and 65% (or, if less, such lesser amount owned by such Credit Party) of the issued and outstanding Voting Securities of each Foreign Subsidiary (together with all the issued and outstanding non-voting Capital Securities of such Foreign Subsidiary) directly owned by each Credit Party, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any Capital Securities (in the case of Capital Securities that are uncertificated securities (as defined in the UCC)), and (y) confirmation and evidence satisfactory to the Administrative Agent that the security interest therein has been transferred to and perfected by the First Lien Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities (provided that, foreign law pledge documents and legal opinions shall only be required (at the request of the First Lien Administrative Agent) in the event that any certificate delivered in accordance with Section 7.1.3(e) evidences an average amount of Liquidity for such Fiscal Quarter of below $15,000,000);

(b)

Filing Statements suitable in form for naming each Borrower and each Subsidiary Guarantor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or as the Required Lenders may require to perfect the security interests of the Administrative Agent pursuant to such Security Agreement;

(c)

UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any collateral described in any Security Agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in Part 5.5(c) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Required Lenders may reasonably request from such Credit Parties; and

(d)

certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Required Lenders, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Credit Party (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall, except with respect to Liens permitted by Section 7.2.8.), evidence a Lien on any Collateral described in any Loan Document).

 5.6

Mortgages.  Subject to Section 7.1.20, the Administrative Agent shall have received executed counterparts of each Mortgage, each dated as of the Closing Date, duly executed and delivered by the Existing Borrower with respect to each property owned by the Existing Borrower that secures the obligations of the Existing Borrower prior to the Acquisition, together with the additional deliverables referenced under clauses (a) through (c) of Section 7.1.18 with respect to each such Mortgage (to the same extent as required for any Additional Mortgage).

 5.7

Intellectual Property Security Agreements.  The Administrative Agent shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by each Credit Party that, pursuant to a Security Agreement, is required to provide such intellectual property security agreements to the Administrative Agent.

 5.8

Filing Agent, etc.  All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the “Filing Statements”), shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Required Lenders (the “Filing Agent”).  The Filing Agent shall have acknowledged in a writing satisfactory to the Required Lenders (i) the Filing Agent’s receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten (10) days following the Closing Date and (iii) that the Filing Agent will notify the Administrative Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

 5.9

Intercreditor Agreements.  The Administrative Agent shall have received each Intercreditor Agreement, dated as of the Closing Date, duly executed and delivered by the parties thereto.

 5.10

Patriot Act Disclosures.  The Administrative Agent and each Lender shall have received all Patriot Act Disclosures requested by them prior to execution of this Agreement.

 5.11

Compliance with Warranties, No Default, etc.  The Administrative Agent shall have received a certificate of an Authorized Officer of the New Borrower to the effect that both before and after giving effect to the consummation of the Transactions:

(a)

the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)

no Default shall have then occurred and be continuing.

 5.12

Legal Opinions.  The Administrative Agent shall have received the executed legal opinions of (a) Gibson, Dunn & Crutcher LLP, special New York counsel to the Credit Parties and (b) local counsel to the Credit Parties in certain jurisdictions, in each case, as may be reasonably requested by the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent.  The Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinions.

 5.13

Insurance.  The Administrative Agent shall have received certificates of insurance evidencing the existence of insurance to be maintained by the New Borrower and its Subsidiaries pursuant to Section 7.1.8 and, if applicable, the designation of the Administrative Agent as an additional insured and loss payee as its interest may appear thereunder, or solely as the additional insured, as the case may be, thereunder (provided that if such endorsement as additional insured cannot be delivered by the Closing Date, the Administrative Agent may consent to such endorsement being delivered at such later date as it deems appropriate in the circumstances).

 5.14

Fees.  The Administrative Agent shall have received the fees required to be paid at the Closing by the Borrowers pursuant to the Fee Letter.

 5.15

No Litigation.  There shall be no action, suit, investigation litigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement and the other Loan Documents.

 5.16

Closing Certificate; Third Party Consents.  The Administrative Agent shall have received a certificate of an Authorized Officer of the New Borrower (a) certifying that each of the conditions precedent listed Section 5.10 and Section 5.14 have been satisfied and (b) either (i) attaching copies of all consents, licenses and approvals required or appropriate to be obtained from any Governmental Authority or other third-party in connection with the execution, delivery and performance by and the validity against each Credit Party of this Agreement and the other Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required, provided, however that with respect to the Existing Borrower and its Subsidiaries such certification shall be based solely on information provided by the Existing Borrower.

 5.17

Solvency Certificate.  On the Closing Date, the Administrative Agent shall have received a certificate from an Authorized Officer of the New Borrower certifying that after giving effect to the consummation of the Transactions, the New Borrower on a consolidated basis with its Subsidiaries is Solvent.

 5.18

Know Your Customer.  Any information reasonably required by a Lender and any other Secured Party to enable it to meet its internal “know your customer” compliance requirements and normal operating procedures shall have been delivered.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into this Agreement, the New Borrower represents and warrants to each Secured Party on the Closing Date as set forth in this Article.

 6.1

Organization and Qualification.  The New Borrower and each of its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The New Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed in Part 6.1 of the Disclosure Schedule and in all other states and jurisdictions in which the failure of any the New Borrower or any of such Subsidiaries to be so qualified would have a Material Adverse Effect. Any inaccuracy of information included in Part 6.1 of the Disclosure Schedule with respect to the Existing Borrower and its Subsidiaries shall not for any purpose be deemed to create a breach of this representation and warranty.

 6.2

Power and Authority.  The New Borrower and each of its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party.  The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of any of the holders of the Capital Securities of the New Borrower or any of its Subsidiaries; (ii) contravene the Organic Documents of the New Borrower or any of its Subsidiaries; (iii) violate, or cause the New Borrower or any of its Subsidiaries to be in default under, any provision of any Applicable Law, order, writ, judgment, injunction, decree, determination or award in effect having applicability to the New Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under (a) any indenture or loan or credit agreement or (b) any other agreement, lease or instrument to which the New Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected the consequence of which would constitute a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by the New Borrower or any of its Subsidiaries; provided, that the foregoing representation and warranty shall not be made with respect to the Existing Borrower and its Subsidiaries.

 6.3

Legally Enforceable Agreement.  This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of the New Borrower and each of its Subsidiaries signatories thereto enforceable against them in accordance with the respective terms of such Loan Documents, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application and principles of equity affecting the enforcement of creditors’ rights.

 6.4

Capital Structure.  As of the date hereof, Part 6.4 of the Disclosure Schedule states (i) the correct name of each Subsidiary, its jurisdiction of incorporation and the percentage of its Capital Securities having voting powers owned by each Person, (ii) the name of each corporate Affiliate of each Credit Party and the nature of the affiliation and (iii) the number of authorized and issued Capital Securities (and treasury shares) of each Credit Party and each of its Subsidiaries as of the close of the New Borrower’s most recently ended Fiscal Month. As of the date hereof, each Credit Party has good title to all of the shares it purports to own of the Capital Securities of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens.  As of the date hereof: (x) all such Capital Securities have been duly issued and are fully paid and non-assessable; and (y) since December 30, 2012, no Credit Party has made, or obligated itself to make, any Distribution except as shown in Part 6.4 of the Disclosure Schedule. Except as shown in Part 6.4 of the Disclosure Schedule neither any Credit Party nor any Subsidiary holds, and no shares of the capital stock of any Credit Party or any Subsidiary are subject to, outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Capital Securities or obligations convertible into, or any powers of attorney relating to such Capital Securities. Any inaccuracy of information included in Part 6.4 of the Disclosure Schedule with respect to the Existing Borrower and its Subsidiaries shall not for any purpose be deemed to create a breach of this representation and warranty.

 6.5

Corporate Names.  During the 5-year period preceding the date of this Agreement: (i) no Credit Party nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed in Part 6.5 of the Disclosure Schedule; and (ii) except as set forth in Part 6.5 of the Disclosure Schedule, no Credit Party nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person. Any inaccuracy of information included in Part 6.5 of the Disclosure Schedule with respect to the Existing Borrower and its Subsidiaries shall not for any purpose be deemed to create a breach of this representation and warranty.

 6.6

Business Locations; Agent for Process.  Part 6.6 of the Disclosure Schedule contains a true and complete list of the following information, as of the date hereof: (i) the chief executive office of each Credit Party and each of its Subsidiaries including any other executive offices of each Credit Party and each of its Subsidiaries during the 5-year period preceding the date of this Agreement and (ii) the agent for service of process of the New Borrower and each of its Subsidiaries in their respective states of organization.  All of the plant facilities and warehouses of each Credit Party and its Subsidiaries effective as of the date hereof are listed in Part 6.6 of the Disclosure Schedule. Any inaccuracy of information included in Part 6.6 of the Disclosure Schedule with respect to the Existing Borrower and its Subsidiaries shall not for any purpose be deemed to create a breach of this representation and warranty.

 6.7

Priority of Liens.  The Liens granted to the Administrative Agent pursuant to this Agreement and the other Security Documents are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of this Agreement to have priority over the Liens of the Administrative Agent.

 6.8

Solvent Financial Condition.  The New Borrower, after giving effect to the Transactions contemplated hereunder, is Solvent.  The New Borrower and its Subsidiaries on a consolidated basis, after giving effect to the Transactions contemplated hereunder, are Solvent.

 6.9

Brokers.  Except for fees disclosed in writing to the Administrative Agent and paid on the Closing Date in connection with the Transactions, there are no claims against any Borrower for brokerage commissions, finder’s fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other Loan Documents.

 6.10

Governmental Approvals.  To the Borrower’s Knowledge, the New Borrower and each of its Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to utilize the Loans hereunder and to consummate the transactions contemplated hereby and the other Loan Documents, except for issues relating to licenses, certificates of occupancy and other matters that are not reasonably likely to have a Material Adverse Effect.

 6.11

Compliance with Applicable Laws.  To the Borrower’s Knowledge, the New Borrower and each of its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law, including all Terrorism Laws, necessary to consummate the transactions contemplated hereby and the other Loan Documents and there have been no citations, notices or orders of noncompliance issued to the New Borrower or any of the Subsidiaries with respect to the transactions contemplated hereby and the other Loan Documents under any such law, rule or regulation that could be reasonably expected to have a Material Adverse Effect.

 6.12

Litigation.  Except as set forth in Part 6.12 of the Disclosure Schedule, there are no actions, suits, proceedings or investigations pending or, to the Borrower’s Knowledge, threatened on the date hereof, against or affecting the New Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of the New Borrower or any of its Subsidiaries, (i) which relates to the transactions contemplated hereby and the other Loan Documents and (ii) which, if determined adversely to the New Borrower or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

 6.13

No Defaults.  To the Borrower’s Knowledge, no event has occurred and no condition exists which would, upon or immediately after the execution and delivery of this Agreement or any Credit Party’s performance hereunder, constitute a Default or an Event of Default, except for conditions that could not reasonably be expected to have a Material Adverse Effect.

 6.14

Investment Company Act.  Each Borrower is not an “investment company” or a “person directly or indirectly controlled by or acting on behalf of an investment company” within the meaning of the Investment Company Act of 1940.

 6.15

Margin Stock.  Neither the New Borrower nor any of its Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

 6.16

Security Documents.  The provisions of the Security Documents are effective to create in favor of the Administrative Agent for the benefit of Lenders a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the New Borrower and its Subsidiaries in the Collateral described therein.  Except for filings completed prior to the Closing Date and as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect or protect such Liens.

ARTICLE VII
COVENANTS

 7.1

Affirmative Covenants.  The New Borrower (for itself and its Subsidiaries) hereby covenants and agrees that, on the Closing Date and thereafter, until the Loans, together with interest, fees and all other Obligations incurred hereunder (other than contingent indemnification obligations for which no claim has been identified), are paid in full, unless the Required Lenders have otherwise consented in writing, the New Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

 7.1.1

Visits and Inspections.  The New Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Administrative Agent, from time to time, as often as may be reasonably requested, but only during normal business hours and (except when a Default or Event of Default exists) upon reasonable prior notice to the Borrowers, to visit and inspect the Properties of the New Borrower and each of its Subsidiaries, inspect, audit, examine, conduct appraisals, and make extracts from the New Borrower’s and each Subsidiary’s books and records, and discuss with its officers, its employees and its independent accountants, the New Borrower’s and each Subsidiary’s business, financial condition, business prospects and results of operations.  Up to one such visit per Fiscal Year shall be at the New Borrower’s expense; except when a Default or Event of Default exists, in which case all such visits shall be at the New Borrower’s expense.  Representatives of each Lender shall be authorized to accompany Administrative Agent on each such visit and inspection and to participate with Administrative Agent therein, but at their own expense, unless a Default or Event of Default exists.  Neither Administrative Agent nor any Lender shall have any duty to make any such inspection and shall not incur any liability by reason of its failure to conduct or delay in conducting any such inspection.

 7.1.2

Notices.  Notify the Administrative Agent and the Lenders in writing, within five (5) days after the Borrower’s Knowledge thereof, (i) of the commencement of any litigation affecting any Credit Party or any of its Properties, whether or not the claims asserted in such litigation are considered by the Credit Parties to be covered by insurance, and of the institution of any administrative proceeding, to the extent that such litigation or administrative proceeding, if determined adversely to such Credit Party, would reasonably be expected to have a Material Adverse Effect; (ii) of any material labor dispute to which any Credit Party may become a party, any strikes or walkouts relating to any of its plants or other facilities; (iii) of any material default by any Credit Party under or termination of any material contract, or any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of such Credit Party exceeding $3,000,000; (iv) of the existence of any Default or Event of Default; (v) of any default by any Person under any note or other evidence of Indebtedness payable to a Credit Party in an amount exceeding $3,000,000; (vi) of any judgment against any Credit Party in an amount exceeding $3,000,000; (vii) of the assertion by any Person of any intellectual property claim, the adverse resolution of which could reasonably be expected to have a Material Adverse Effect; (viii) of any violation or asserted violation by any Credit

Party of any Applicable Law (including ERISA, OSHA, FLSA or any Environmental Laws), the adverse resolution of which could reasonably be expected to have a Material Adverse Effect; (ix) of any Release by a Credit Party or on any Property owned or occupied by a Credit Party which could reasonably be expected to have a Material Adverse Effect; (x) of the discharge of a Borrower’s independent accountants or any withdrawal of resignation by such independent accountants from their acting in such capacity; (xi) of the issuance or incurrence of any Indebtedness in excess of $2,000,000; (xii) of the issuance or sale of any Equity Interests of the New Borrower or any Subsidiary in excess of $1,000,000 or having a market value of 10% or more of the New Borrower’s or Subisdiary’s common Equity Interests; (xiii) of any disposition of any assets or property or any interest therein to or in favor of any Person in excess of $2,000,000 or (xiv) copies of all notices, requests and other documents (including amendments, waivers and other modifications) received by any Credit Party or any Subsidiary under or pursuant to any ABL Document and, from time to time upon request by the Administrative Agent, such information and reports regarding the ABL Loans as the Administrative Agent may reasonably request.  In addition, the Credit Parties shall give the Administrative Agent at least five (5) Business Days prior written notice of any Credit Party’s opening of any new chief executive office.  At least five (5)  days prior to the execution of a purchase and sale agreement by any Credit Party with respect to any proposed Acquisition, notify the Administrative Agent of such proposed Acquisition and deliver to the Administrative Agent copies of all acquisition documents related thereto and any other documents reasonably requested by the Administrative Agent with respect thereto.

 7.1.3

Financial and Other Reporting.  Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and to be furnished to the Administrative Agent and the Lenders the following (all to  be prepared in accordance with GAAP applied on a consistent basis, unless the New Borrower’s certified public accountants concur in any change therein, such change is disclosed to the Administrative Agent and is consistent with GAAP and, if required by the Required Lenders, the financial covenants set forth in Section 7.2.17 are amended in a manner requested by the Required Lenders to take into account the effects of such change):

(a)

as soon as available, and in any event within 90 days after the close of each Fiscal Year, audited balance sheets of the New Borrower and its Subsidiaries as of the end of such Fiscal Year and the related statements of income, shareholders’ equity and cash flow, on a consolidated basis, certified without material qualification by the firm of independent certified public accountants the New Borrower currently engages for this purpose, or any other firm reasonably acceptable to the Administrative Agent (except for a qualification for a change in accounting principles with which the accountant concurs), and setting forth in each case in comparative form the corresponding consolidated figures for the preceding Fiscal Year.  The New Borrower may, at its discretion, satisfy this requirement by delivering to the Administrative Agent and the Lenders a copy of its Form 10K filed with the SEC with respect to any Fiscal Year within the time period specified above;

(b)

as soon as available, and in any event within 45 days after the end of each of the first 3 Fiscal Quarters in any Fiscal Year, excluding the last Fiscal Quarter of the New Borrower’s Fiscal Year, unaudited balance sheets of the New Borrower and its Subsidiaries and the related unaudited consolidated statements of income and cash flow in each case for such Fiscal Quarter and for the portion of the New Borrower’s Fiscal Year then elapsed, on a consolidated basis, setting forth in each case in comparative form, the corresponding figures for the preceding Fiscal Year and for the New Borrower’s projections previously delivered pursuant to Section 7.1.5, and certified by the principal financial officer of the New Borrower as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of the New Borrower and its Subsidiaries for such Fiscal Quarter and period subject only to changes from audit and year end adjustments and except that such statements need not contain notes. The New Borrower may, at their discretion, satisfy this requirement by delivering to the Administrative Agent and the Lenders a copy of its Form 10Q filed with the SEC with respect to any Fiscal Year within the time period specified above;

(c)

as soon as available, and in any event within 30 days after the end of each Fiscal Month hereafter (except information for the last Fiscal Month of any Fiscal Quarter shall be due at the time specified in subparagraph (b) above and information for the last Fiscal Month of any Fiscal Year shall be due in preliminary form at the time specified in subparagraph (b) above and in final form at the time specified in subparagraph (a) above), unaudited balance sheets of the New Borrower and its Subsidiaries and the related unaudited consolidated statements of income and cash flow in each case for such month and for the portion of the New Borrower’s Fiscal Year then elapsed, on a consolidated basis, setting forth in each case in comparative form, the corresponding figures for the preceding Fiscal Year and for the New Borrower’s projections previously delivered pursuant to Section 7.1.5, and certified by the principal financial officer of the New Borrower as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of the New Borrower and its Subsidiaries for such Fiscal Month and period subject only to changes from audit and year end adjustments and except that such statements need not contain notes;

(d)

promptly following the mailing or receipt of any material notice or report delivered under the First Lien Credit Agreement, copies of such notice or report;

(e)

within 15 days after the end of each Fiscal Quarter, a certificate in a form reasonably satisfactory to the Administrative Agent, executed by the chief financial officer of the New Borrower setting forth the average amount of Liquidity for such Fiscal Quarter;

(f)

within 15 days after the end of each Fiscal Quarter, information reasonably satisfactory to the Administrative Agent supporting the information set forth in the certificate delivered pursuant to subsection (e) above;

(g)

within 5 days of the delivery thereof, copies of any Borrowing Base Certificate (as defined in ABL Credit Agreement) delivered to the ABL Administrative Agent;

(h)

promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which the New Borrower has made generally available to its shareholders and copies of any regular, periodic and special public reports or registration statements which the New Borrower files with the SEC or any Governmental Authority which may be substituted therefor, or any national securities exchange; and

(i)

such other reports and information (financial or otherwise) as the Administrative Agent may reasonably request from time to time in connection with any Collateral or any Credit Party’s financial condition or business.

Concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting officer of the New Borrower, (i) showing compliance with the financial covenants set forth in Section 7.2.17 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the New Borrower or a Credit Party has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.1.17) and (iii) in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (a), a calculation of Excess Cash Flow;

Promptly after the sending or filing thereof, the Borrowers shall also provide to the Administrative Agent copies of any annual report to be filed in accordance with ERISA in connection with each Pension Plan and such other data and information (financial and otherwise) as the Administrative Agent, from time to time, may reasonably request bearing upon or related to the Collateral or the New Borrower’s and each of its Subsidiaries’ financial condition or results of operations.

The Borrowers hereby acknowledge that (i) the Administrative Agent will make available to the Lenders any Communications by posting the Communications on IntraLinks or another similar electronic system (“Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers, the Credit Parties and/or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrowers hereby agree that (a) all Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Communications “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Communications as not containing any material non-public information with respect to the

Credit Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Communications constitute any proprietary, nonpublic and/or confidential information, they shall be treated as set forth in Section 10.15); (c) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (d) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

 7.1.4

Landlord and Storage Agreements.  Upon the reasonable request of the Administrative Agent, provide the Administrative Agent with copies of:  (i) any of the existing agreements, and (ii) any future agreements, between any Credit Party and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be kept.

 7.1.5

Projections.  As soon as practicable and in any event within 45 days after the commencement of each Fiscal Year beginning with the 2014 Fiscal Year, a business plan and financial projections for the New Borrower and its Subsidiaries (on a consolidated basis) for such Fiscal Year (month by month, including an income statement, balance sheet and cash flow projection) for the New Borrower and its Subsidiaries (on a consolidated basis) accompanied by a certificate of an Authorized Officer of the New Borrower to the effect that (a) such projections were prepared by the New Borrower in good faith, (b) the New Borrower has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.

 7.1.6

Taxes.  Pay and discharge all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested, or that such Taxes are in an aggregate amount of less than $1,000,000, and are filed and paid in good faith as to the Borrower’s Knowledge as such Taxes become due.

 7.1.7

Compliance with Applicable Laws.  Comply with all Applicable Law, including ERISA, all Environmental Laws, FLSA, OSHA, Terrorism Laws, and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, but only to the extent that any such failure to comply (other than failure to comply with Terrorism Laws), obtain or keep in force could be reasonably expected to have a Material Adverse Effect.  Without limiting the generality of the foregoing, if any Release shall occur at or on any of the Properties of the New Borrower or any of its Subsidiaries, the New Borrower shall, or shall cause the applicable Subsidiary to, act promptly and diligently to investigate the extent of, and to make appropriate action with respect to such Release, whether or not ordered or otherwise directed to do so by any Governmental Authority.

 7.1.8

Insurance.  In addition to the insurance required herein with respect to the Collateral, maintain, with any Approved Insurers, (i) insurance with respect to the Credit Parties’ Properties and business against such casualties and contingencies of such type (including product liability, workers’ compensation, or larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the business of the New Borrower or such Subsidiary and (ii) business interruption insurance in an amount not less than $20,000,000.

 7.1.9

[Reserved].

 7.1.10

Payment of Obligations.  Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless (a) such amounts individually and in the aggregate are less than $1,000,000 or (b) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the New Borrower or such Subsidiary; (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (iii) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness except, in the case of clause (i) or (ii), so long as no Event of Default exists, where the failure to so pay or discharge could not reasonably be expected to have a Material Adverse Effect.

 7.1.11

Preservation of Existence, Etc.  (i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization except in a transaction permitted by Section 7.2.1. or Section 7.2.2; (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.

 7.1.12

Maintenance of Properties.  (i) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) use the standard of care typical in the industry in the operation and maintenance of its facilities.

 7.1.13

Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property to which the New Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

 7.1.14

Lien Searches.  Promptly following receipt of the acknowledgment copy of any financing statements filed under the UCC in any jurisdiction by or on behalf of Lenders, deliver to Agent completed requests for information listing such financing statement and all other effective financing statements filed in such jurisdiction that name any Borrower as debtor, together with copies of such other financing statements.

 7.1.15

Material Contracts.  Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, enforce each such Material Contract in accordance with its terms, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

 7.1.16

Books and Records.  The New Borrower will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP (or in the case of a Foreign Subsidiary, generally accepted accounting principles in the jurisdiction of organization of such Foreign Subsidiary) consistently applied shall be made of all financial transactions and matters involving the assets and business of the New Borrower and such Subsidiaries.

 7.1.17

Future Subsidiary Guarantors, Security, etc.  The New Borrower will, and will cause each of its U.S. Subsidiaries to, execute any documents, Filing Statements, agreements and instruments, and take all further action (including filing Mortgages) that may be required under Applicable Law, or that the Administrative Agent (acting at the written direction of the Required Lenders) may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents.  The New Borrower will cause any subsequently acquired or organized U.S. Subsidiary to execute, within twenty (20) Business Days of its acquisition or organization (or such longer period as the Administrative Agent may agree in its sole discretion), a supplement to the Subsidiary Guaranty (in the form of Annex I thereto) and each other applicable Loan Document in favor of the Secured Parties.  In addition, from time to time, the New Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Required Lenders shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the New Borrower and its U.S. Subsidiaries (including real and personal property acquired subsequent to the Closing Date (but in the case of real property acquired after the Closing Date, the New Borrower will only be required to perfect Liens on owned real property by filing Additional Mortgages (together with the additional documents specified in Section 7.1.18 (a) through (d)) and only to the extent the fair market value (or the tax assessed value if reasonably acceptable to the Administrative Agent) of such property exceeds $1,000,000)); provided that, neither the New Borrower nor its U.S. Subsidiaries shall be required to pledge more than 65% of the Voting Securities of any Foreign Subsidiary. Each Borrower shall deliver or cause to be delivered to the Administrative Agent all customary instruments and documents (including legal opinions, title insurance policies and lien searches) to evidence compliance with this Section.  The New Borrower and its Subsidiaries will use commercially reasonable efforts to (x) obtain a Lien Waiver for all real property leased by any Credit Party after the Closing Date which relates to a location in which there is, or is reasonably expected to be, Collateral with a book value of $5,000,000 or more (and will periodically consult with the Administrative Agent as to the status of such efforts, including when any lease on such real property is up for renewal), and (y) obtain for the benefit of the Administrative Agent any other Lien Waiver required to be delivered under the ABL Credit Agreement.  Notwithstanding anything to the contrary, the Credit Parties shall use commercially reasonable efforts to execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, Mortgages, such deposit accounts control agreements (other than with respect to Excluded Deposit Accounts), Lien Waivers and other Security Documents to the extent provided to the ABL Administrative Agent or executed in respect of the ABL Loans.

 7.1.18

Further Mortgages and Insurance.  In the event that any certificate delivered in accordance with Section 7.1.3(e) evidences that an average amount of Liquidity for such Fiscal Quarter of below $15,000,000, the New Borrower will, upon written request from the Administrative Agent, in respect of any owned real property with a fair market value (or the tax assessed value if reasonably acceptable to the Administrative Agent) in excess $250,000, deliver to the Administrative Agent counterparts of each Additional Mortgage, duly executed and delivered by the applicable Credit Party, together with:

(a)

evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each Additional Mortgage as may be necessary or desirable to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

(b)

mortgagee’s title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance as shall be customary for similar properties, with respect to the real and, if any, other property purported to be covered by each Additional Mortgage, insuring that title to such property is marketable and that the interests created by each Additional Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances (other than the lien in favor of the First Lien Lenders pursuant to the First Lien Loan Documents and the Intercreditor Agreements);

(c)

opinions addressed to the Administrative Agent and all Lenders from local real estate counsel to the Credit Parties in the jurisdictions where such real estate is located; and

(d)

a certificate of an Authorized Officer of the New Borrower certifying as to compliance with Section 7.1.8,

provided, that the New Borrower shall be permitted 60 days following such written request from the Administrative Agent (or such longer period as the Administrative Agent shall agree) to comply with the provisions of this Section 7.1.18.

 7.1.19

Valuations.  Once per Fiscal Year, if requested by the Administrative Agent, the New Borrower will provide the Administrative Agent with a valuation of any owned real property not subject to a Mortgage (at the New Borrower’s expense).

 7.1.20

Post-Closing Condition.  Execute and deliver the documents and complete the tasks set forth on Schedule 7.1.20, in each case within the time limits specified on such schedule (unless such time period is extended in writing by the Administrative Agent in its sole discretion).

 7.2

Negative Covenants.  The New Borrower (for itself and its Subsidiaries) hereby covenants and agrees that, on the Closing Date and thereafter, until the Loans, together with interest, fees and all other Obligations incurred hereunder (other than contingent indemnification obligations for which not claim has been identified), are paid in full, unless the Required Lenders have otherwise consented in writing, the New Borrower shall not and shall not permit any of its Subsidiaries to:

 7.2.1

Fundamental Changes.  (i) Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself, except for mergers or consolidations of any Credit Party into another Credit Party or any Subsidiary into a Credit Party (with such Credit Party being the survivor thereof); provided, however, that a Borrower shall be the survivor of any merger or consolidation involving a Borrower; (ii) change any Credit Party’s name or conduct business under any new fictitious name; or (iii) change any Credit Party’s FEIN.

 7.2.2

Disposition of Assets.  Sell, assign, lease, consign or otherwise dispose of any assets or Property or any interest therein to or in favor of any Person, except (i) sales and dispositions of Cash and Cash Equivalent Investments, (ii) sales of Inventory in the Ordinary Course of Business, (iii) sales and other dispositions in the Ordinary Course of Business of obsolete, worn-out or surplus Equipment no longer used or usable in the business of any Credit Party or any Subsidiary for so long as no Default or Event of Default shall have occurred and be continuing, (iv) termination of a lease of real or personal Property that is not necessary for the Ordinary Course of Business, could not reasonably be expected to have a Material Adverse Effect and does not result from a Credit Party’s default, (v) sales and other dispositions approved in writing by the Administrative Agent and Required Lenders, (vi) sales of Inventory made on consignment and in the Ordinary Course of Business in an aggregate amount not to exceed $5,000,000 at any time, (vii) any transfer of assets by the Existing Borrower to the New Borrower in order to facilitate compliance with Section 5.7 of the Term Loan Amendment Agreement and (vii) other sales of assets or Property with an aggregate fair market or book value (whichever is greater) not to exceed $5,000,000 in any consecutive 12-month period; provided that (a) the Borrowers shall not be required to repay the Loans pursuant to Section 3.1.1(c) (subject to Section 3.1.2 hereof) with the proceeds from the sale or other disposition of assets or Property sold or disposed of pursuant to clause (i), (ii), (iv), (vi) or (vii) hereof and (b) (i) the Borrowers shall be required to repay Loans pursuant to Section 3.1.1(c) (subject to Section 3.1.2 hereof) with the proceeds from all other sales and dispositions of assets or Property sold or disposed of pursuant to this Section 7.2.2 if such assets or Property constitute Term Loan Priority Collateral at the time of such sale or disposition, and (ii) the Borrowers shall be required to repay ABL Loans pursuant to the extent required by the ABL Facility with the proceeds from all other sales and dispositions of assets or Property sold or disposed of pursuant to this Section 7.2.2 if such assets or Property constitute ABL Priority Collateral at the time of such sale or disposition.

 7.2.3

Tax Consolidation.  File or consent to the filing of any consolidated income tax return with any Person other than the New Borrower and its Subsidiaries.

 7.2.4

Accounting Changes.  Subject to the terms of the paragraph identified as “Accounting Terms” in Section 1.4, make any significant change in accounting treatment or reporting practices, except as may be permitted or required by GAAP and/or applicable requirements of the SEC, or establish a fiscal year different from the Fiscal Year, unless the New Borrower has notified the Administrative Agent of any such change and complied with all disclosure and other requirements of Applicable Law.

 7.2.5

Organizational Documents.  Amend, modify or otherwise change any of the terms or provisions in (i) any of its Organization Documents as in effect on the date hereof or (ii) the Purchase Agreement, except for changes that do not affect in any way such the rights and obligations of the New Borrower or any of its Subsidiaries to enter into and perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

 7.2.6

Restrictive Agreements.  Enter into or become party to any Restrictive Agreement other than (i) (x) those disclosed in Part 7.2.6 of the Disclosure Schedule and any agreement or agreements governing the Indebtedness resulting from the Permitted Refinancing thereof, provided that none of such disclosed restrictive provisions of any such agreements shall be amended without prior notice and consent of the Administrative Agent and (y) Restrictive Agreements binding the Existing Borrower and its Subsidiaries in existence on the date hereof immediately prior to the Acquisition and not listed in the Disclosure Schedule, (ii) a Restrictive Agreement relating to secured Indebtedness permitted hereunder, as long as the restrictions apply only to collateral for such Indebtedness; and (iii) a Restrictive Agreement constituting customary restrictions on assignment in leases and other contracts.

 7.2.7

Conduct of Business.  Engage in any business other than the business engaged in by it on the Closing Date and any business or activities which are substantially similar, related or incidental thereto or reasonably evolve therefrom.

 7.2.8

Liens.  Create or permit any Liens on any of the now owned or hereafter acquired Collateral except for Permitted Liens.

 7.2.9

Indebtedness.  Create, incur, guarantee or suffer to exist any Indebtedness, except:

(a)

the Obligations;

(b)

(i) ABL Obligations arising under the ABL Facility (other than ABL Bank Product Obligations) in a principal amount not exceeding $125,000,000 at any one time outstanding, (ii) additional loans for Money Borrowed and letters of credit under the ABL Facility that may be incurred (other than pursuant to a customary accordion or incremental facility added to the ABL Facility after the Closing Date) in a principal amount at any one time outstanding not exceeding $12,500,000, and (iii) ABL Bank Product Obligations arising in the Ordinary Course of Business (excluding, for the avoidance of doubt, any ABL Loans or ABL Letters of Credit);

(c)

(I) the First Lien Loans in an aggregate principal amount issued on or after the Closing Date not to exceed $123,753,259.62 plus (II) the payment of interest, fees and other amounts with respect to the First Lien Loans in the form of additional

Indebtedness, less (III) the sum of the aggregate amount of principal repayments and redemptions with respect thereto made after the Closing Date and (ii) any Permitted Refinancing thereof;

(d)

Subordinated Indebtedness in a principal amount not exceeding $5,000,000 at any one time outstanding, and any Permitted Refinancing of the foregoing;

(e)

Permitted Purchase Money Indebtedness;

(f)

(i) Indebtedness outstanding on the date hereof and listed on Part 7.2.9 of the Disclosure Schedule and any Permitted Refinancing of the foregoing; and (ii) any Indebtedness of the Existing Borrower and its Subsidiaries outstanding on the date hereof immediately prior to the Acquisition not listed in the Disclosure Schedule, other than Indebtedness referred to in clauses (a) and (c) of this Section 7.2.9;

(g)

Permitted Contingent Liabilities;

(h)

Indebtedness that is not secured by a Lien in an aggregate amount outstanding at any time not in excess of $5,000,000 incurred as earnout obligations in favor of sellers from whom the Credit Parties have made one or more Permitted Acquisitions, provided that payment of any such earnout obligation subject to the satisfaction of certain operating or performance conditions which are the subject of the earnout; and

(i)

Indebtedness that is not included in any of the preceding clauses of this Section that is not secured by a Lien and does not exceed $5,000,000 in the aggregate at any time.

 7.2.10

Restricted Investments.  Make any Restricted Investment.

 7.2.11

Loans.  Make any loans or other advances of money to any Person, except (i) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business; (ii) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (iii) deposits with financial institutions permitted hereunder; (iv) as long as no Default or Event of Default exists, intercompany loans by a Credit Party to another Credit Party; (v) as long as no Default or Event of Default exists, intercompany loans by a Credit Party to a Subsidiary to the extent permitted by Section 7.2.10; (vi) loans and advances made in connection with any seller financing transaction not in excess of $5,000,000 in the aggregate at any time; and (vii) loans and advances disclosed in Part 7.2.11 of the Disclosure Schedule.

 7.2.12

Distributions; Upstream Payments.

(a)

Declare or make any Distributions, except: (i) Upstream Payments; (ii) additional Distributions provided, that (A) no Default or Event of Default shall have occurred and be continuing, (B) after giving effect to such payment on a pro forma basis, (x) the Total Leverage Ratio shall be less than 2.00:100 and (y) the New Borrower shall otherwise be in compliance with all other applicable financial covenants set forth in Section 7.2.17, (C) after giving effect to any such payment, the New Borrower shall have no less than $50,000,000 in Liquidity, (D) prior to making any such payment, the Borrowers shall have (and in accordance herewith, be permitted to have) permanently elected to make all interest payments on the Loans in cash for the remainder of the term of this Agreement, (E) all principal on the Loans that comprises previously capitalized interest payments shall have been voluntarily prepaid in full in cash immediately prior to the making of any such payment, (F) prior to, or concurrently with, the making of any such payment, the Borrowers shall make a voluntary prepayment pursuant to Section 3.1.1(a) in an amount equal to 100% of the amount of any such Distribution, and (G) the cumulative amount of such Distributions shall not exceed the lesser of (x) retained annual Excess Cash Flow (being the portion of Excess Cash Flow for each Fiscal Year, commencing with the 2014 Fiscal Year, not required to be applied as a mandatory prepayment pursuant to Section 3.1.1(d) in respect of such Fiscal Year) and (y) $7,000,000 in any Fiscal Year; and (iii) Distributions not to exceed $2,000,000 in the aggregate since the Closing Date so long as both before and after giving effect to such Distributions, no Default or Event of Default shall have occurred and be continuing; or

(b)

Create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for restrictions under the Loan Documents, under Applicable Law or in effect on the Closing Date as shown on Part 7.2.12 of the Disclosure Schedule.

 7.2.13

Affiliate Transactions.  Enter into or be party to any transaction with an Affiliate, except (i) transactions contemplated by the Loan Documents and the Transaction Documents; (ii) payment of reasonable compensation to officers and employees for services actually rendered, and loans and advances permitted by Section 7.2.11; (iii) payment of customary directors’ fees and indemnities; (iv) transactions solely among Credit Parties and wholly owned Subsidiaries; (v) transactions with Affiliates that were consummated prior to the Closing Date, as shown on Part 7.2.13 of the Disclosure Schedule; and (vi) any transaction or series of transactions with Affiliates in the Ordinary Course of Business, which (i) to the extent the value of such transactions or series of transactions are in excess of $1,000,000 for any Fiscal Year, have been approved in writing by the Administrative Agent, and (ii) are no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate.

 7.2.14

Restrictions on Payment of Junior Financing.  The New Borrower shall not, nor shall the New Borrower permit any of its Subsidiaries to, directly or indirectly, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal and interest shall be permitted and cancellations of Indebtedness for no value shall be permitted) any subordinated Indebtedness incurred under Section 7.2.9(d) or any other Indebtedness (other than the ABL Facility) that is or is required to be subordinated, in right of payment or as to Collateral, to the Obligations pursuant to the terms of the Loan Documents (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing documentation, except (i) the refinancing thereof with the Net Cash Proceeds of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if such

Indebtedness was originally incurred under Section 7.2.9(d), is permitted pursuant to Section 7.2.9(d)), to the extent not required to prepay any Loans pursuant to Section 3.1.1(a) and (ii) the conversion of any Junior Financing to Capital Securities (other than Disqualified Capital Securities) of Holdings or any of its direct or indirect parents.

 7.2.15

Amendments to Subordinated Indebtedness.  Amend, supplement or otherwise modify any document, instrument or agreement relating to any Subordinated Indebtedness, if such modification (i) increases the principal balance of such Indebtedness, or increases any required payment of principal or interest; (ii) accelerates the date on which any installment of principal or any interest is due, or adds any additional redemption, put or prepayment provisions; (iii) shortens the final maturity date or otherwise accelerates amortization; (iv) increases the interest rate or permits interest to be paid other than through the capitalization thereof; (v) increases or adds any fees or charges; (vi) modifies any covenant in a manner or adds any representation, covenant or default that is more onerous or restrictive in any material respect for any Credit Party or Subsidiary, or that is otherwise materially adverse to any Credit Party, any Subsidiary or Lenders; or (vii) results in the Obligations not being fully benefited by the subordination provisions thereof.

 7.2.16

Sale-Leaseback and Pension Obligations.  (a) Create, incur, assume or suffer to exist any obligations as lessee for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (b) make for any Fiscal Year more than the minimum required statutory pension contributions required to be made in respect of such Fiscal Year with respect to the New Borrower’s qualified defined benefit cost covering the New Borrower’s U.S. employees.

 7.2.17

Financial Condition and Operations.  The New Borrower will not permit any of the events set forth below in clauses (a), (b) and (c) to occur:

(a)

The New Borrower will not permit the Total Leverage Ratio as of the last day of any period set forth below on a Pro Forma Basis to be greater than:

Fiscal Quarter Ending	Total Leverage Ratio
September 30, 2013	6.52:1.00
December 31, 2013	6.52:1.00
March 31, 2014	5.17:1.00
June 30, 2014	5.16:1.00
September 30, 2014	4.89:1.00
December 31, 2014	4.52:1.00
March 31, 2015	4.26:1.00
June 30, 2015	4.00:1.00
September 30, 2015	3.81:1.00
December 31, 2015	3.68:1.00
March 31, 2016	3.56:1.00
June 30, 2016	3.48:1.00
September 30, 2016 December 31, 2016	3.20:1.00 3.20:1.00
March 31, 2017	3.20:1.00
June 30, 2017 and thereafter	3.19:1.00

(b)

The New Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any period set forth below on a Pro Forma Basis to be less than:

Fiscal Quarter Ending	Fixed Charge Coverage Ratio
September 30, 2013	None
December 31, 2013	None
March 31, 2014	None
June 30, 2014	None
September 30, 2014	0.72:1.00
December 31, 2014	0.77:1.00
March 31, 2015	0.82:1.00
June 30, 2015	0.85:1.00
September 30, 2015	0.89:1.00
December 31, 2015 March 31, 2016	0.94:1.00 0.96:1.00
June 30, 2016	1.06:1.00
September 30, 2016 December 31, 2016	1.14:1.00 1.14:1.00
March 31, 2017 and thereafter	1.15:1.00

(c)

The New Borrower will not permit EBITDAP for the four Fiscal Quarter periods ending as of the last day of any period set forth below on a Pro Forma Basis to be less than the amount set forth under the column “EBITDAP Level” opposite such last day:

Fiscal Quarter Ending	EBITDAP Level
September 30, 2013	$51,000,000
December 31, 2013	$51,000,000
March 31, 2014	$52,000,000
June 30, 2014	$53,000,000
September 30, 2014	$54,000,000
December 31, 2014	$56,000,000
March 31, 2015	$61,000,000
June 30, 2015	$66,000,000
September 30, 2015 December 31, 2015 March 31, 2016	$69,000,000 $73,000,000 $77,000,000
June 30, 2016	$80,000,000
September 30, 2016 December 31, 2016	$82,000,000 $83,000,000
March 31, 2017	$84,000,000
June 30, 2017 and thereafter	$85,000,000

ARTICLE VIII
EVENTS OF DEFAULT

 8.1

Listing of Events of Default.  Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.

 8.1.1

Non-Payment of Obligations.  Any Borrower shall default in the payment or prepayment when due of:

(a)

any principal of any Loan and such default shall continue unremedied for a period of two Business Days after such amount was due; or

(b)

any interest or fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of five Business Days after such amount was due.

 8.1.2

Misrepresentations.  Any representation, warranty or other written statement to the Administrative Agent or any Lender that is made by any Credit Party in this Agreement or furnished in compliance with or in reference to any of the Loan Documents, proves to have been false or misleading in any material respect when made or furnished.

 8.1.3

Non-Performance of Certain Covenants and Obligations.  The New Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.3, Section 7.1.11 or Section 7.2.

 8.1.4

Non-Performance of Other Covenants and Obligations.  Any Credit Party shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 60 days after the earlier of (a) the date of the Borrower’s Knowledge of such default or (b) notice thereof given to the Borrowers by the Administrative Agent or any Lender.

 8.1.5

Default on Other Indebtedness.  (i) A default shall occur in the payment of any amount when due, whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of the New Borrower or any of its Subsidiaries or any other Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000; provided that such default enables or permits (with all applicable grace periods having expired) the holders of such Indebtedness to accelerate such Indebtedness, or (ii) a default occurs that enables or permits (with all applicable grace periods having expired) the ABL Agent to accelerate the ABL Obligations under the ABL Credit Agreement or any Permitted Refinancing thereof as a result of any breach in the performance or observance (by the New Borrower or any of its Subsidiaries) of the financial covenant contained in Section 9.3 of the ABL Credit Agreement (or any similar financial covenant contained in any Permitted Refinancing thereof); provided that any such default shall not constitute an Event of Default under this Section 8.1.5 until the earliest to occur of (x) the date that is 10 days after such default (but only if such default has not been waived or cured), (y) the acceleration of the Indebtedness under the ABL Credit Agreement and (z) the exercise of any remedies by the ABL Agent or any lenders under the ABL Credit Agreement in respect of any Collateral; provided further that the foregoing proviso shall cease to be applicable if the cumulative compensation paid to the ABL Lenders on account of any amendment, waiver, forbearance or similar relief granted to the Borrowers during all periods that an Event of Default is so deferred represents an increase in the All-In-Yield on the ABL Loans of 0.50% or more unless, the Borrowers pay compensation to the Lenders representing an equivalent increase in the All-In-Yield on the Loans then outstanding, or (iii) an event or condition occurs that enables or permits (with all applicable grace periods having expired) the ABL Agent to accelerate the ABL Obligations under the ABL Credit Agreement or any Permitted Refinancing thereof, other than a default described in clause (i) and (ii) above; provided that any such event or condition under the ABL Credit Agreement (other than a default described in clause (i) and (ii) above) shall not constitute an Event of Default under this Section 8.1.5 until the earliest to occur of (x) the date that is 30 days after such event or circumstance (but only if such event or circumstance has not been waived or cured), (y) the acceleration of the Indebtedness under the ABL Credit Agreement and (z) the exercise of any remedies by the ABL Agent or any lenders under the ABL Credit Agreement in respect of any Collateral, or (iv) a default shall occur in the performance or observance of any obligation or condition with respect to any Indebtedness of the New Borrower or any of its Subsidiaries or any other Credit Party (other than indebtedness described in clause (i) and (iii) above) having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

 8.1.6

Judgments.  Any judgment or order for the payment of money individually or in the aggregate in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has not denied or objected to its responsibility to cover such judgment or order) shall be rendered against the New Borrower or any of its Subsidiaries or any other Credit Party and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 60 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

 8.1.7

Change in Control.  Any Change in Control shall occur.

 8.1.8

Bankruptcy, Insolvency, etc.  The New Borrower, any of its Subsidiaries or any other Credit Party shall:

(a)

generally fail to pay, or admit in writing its inability or general unwillingness to pay, debts as they become due;

(b)

apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(c)

in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, receiver manager, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, receiver manager, sequestrator or other custodian shall not be discharged within 90 days; provided that, each Borrower, each Subsidiary and each other Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 90-day period to preserve, protect and defend their rights under the Loan Documents;

(d)

permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by any Borrower, any Subsidiary or any Credit Party, such case or proceeding shall be consented to or acquiesced in by the New Borrower, such Subsidiary or such Credit Party, as the case may be, or shall result in the entry of an order for relief or shall remain for 90 days undismissed; provided that, the New Borrower, each Subsidiary and each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 90-day period to preserve, protect and defend their rights under the Loan Documents; or

(e)

take any action authorizing, or in furtherance of, any of the foregoing.

 8.1.9

Impairment of Security, etc.  Any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party party thereto; any Lien shall (except in accordance with the terms of any Loan Document), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party subject thereto in respect of any material portion of the Collateral (as defined in the Security Agreement); any Credit Party or any other party shall contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien with respect to any material portion of the Collateral.

 8.1.10

ERISA.  A Reportable Event shall occur which the Administrative Agent, in its reasonable discretion, shall determine constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Pension Plan or for the appointment by the appropriate United States district court of a trustee for any Pension Plan, or if any Pension Plan or Covered Plan shall be terminated or any such trustee shall be requested or appointed, or if the New Borrower or any Subsidiary is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the New Borrower’s or such Subsidiary’s complete or partial withdrawal from such Pension Plan; and any such event may be reasonably expected to have either a Material Adverse Effect or arise from the New Borrower’s failure to make a required installment payment when due in an amount in excess of $5,000,000.

 8.2

Action if Bankruptcy.  If any Event of Default described in clauses (a) through (d) of Section 8.1.8 with respect to a Borrower shall occur, the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

 8.3

Action if Other Event of Default.  If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.8 with respect to a Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the written direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

ARTICLE IX
THE ADMINISTRATIVE AGENT

 9.1

Actions.

(a)

Each Lender hereby appoints Silver Point as its Administrative Agent under and for purposes of each Loan Document.  Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and to appoint other agents or sub-agents to assist in its actions under the Loan Documents and the Administrative Agent shall not be liable for the acts and omissions of such agents as long as they are appointed with due care and without gross negligence or willful misconduct.  Each Lender further authorizes the Administrative Agent, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, subject to the terms and conditions of Article IX), to exercise such powers hereunder and thereunder as are delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto (including the release of Liens on assets Disposed of in accordance with the terms of the Loan Documents).

(b)

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders in accordance with the terms of this Agreement (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.1).  Each Lender hereby indemnifies (which indemnity shall be payable within thirty (30) days of demand therefor, to the extent not reimbursed by the Borrowers or any other Credit Party, and without limiting the Borrowers’ and Credit Parties’ obligations under this Agreement and which indemnity shall survive any termination of this Agreement), pro rata according to the proportionate amount of Loans held by such Lender, (i) the Administrative Agent and its officers, directors, employees and agents, from and against any and all liabilities, obligations, losses, damages, claims, penalties, judgments, costs, disbursements or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document or any action taken or omitted to be taken by the Administrative Agent under the Loan Documents, (including reasonable attorneys’ fees and expenses), and as to which the Administrative Agent, is not reimbursed by the Borrowers and (ii) the Lenders’ Representative and its officers, directors, employees and agents, from and against any and all liabilities, obligations, losses, damages, claims, penalties, judgments, costs, disbursements or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Lenders’ Representative in any way relating to or arising out of performance of its duties as Lenders’ Representative, including, without limitation, any amounts paid or incurred by the Lenders’ Representative as a result of the maintenance and/or the liquidation of Seller, or related to preparation, delivery and filing of Tax returns of Seller, or related to any Taxes imposed on and Tax audits with respect to Seller; provided, in each case, that, no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent’s or the Lenders’ Representative’s (as the case may be) gross negligence or willful misconduct.  By executing a Lender Assignment Agreement, each future Lender (acting for itself and on behalf of each Affiliate thereof which becomes a Secured Party from time to time) shall be deemed to ratify the power of attorney granted to the Administrative Agent or the Lenders’ Representative (as the case may be) hereunder.

 9.2

Exculpation.  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Credit Party of its Obligations.  Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action.  The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

To the fullest extent permitted by Applicable Law, no Credit Party or Lender shall assert, and each Credit Party and Lender hereby waives, any claim against the Administrative Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated herby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

No provision of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or the transactions contemplated hereby or thereby, shall require the Administrative Agent to: (i) expend or risk its own funds or provide indemnities in the performance of any of its duties hereunder or the exercise of any of its rights or power or (ii) otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights or powers unless it is indemnified to its satisfaction and the Administrative Agent shall have no liability to any person for any loss occasioned by any delay in taking or failure to take any action while it is awaiting an indemnity satisfactory to it.

The Administrative Agent shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or lien granted under this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (ii) the filing, re-filing, recording, re-recording or continuing or any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (iii) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to any of the Collateral. The actions described in items (i) through (iii) shall be the sole responsibility of the Credit Parties.

The Administrative Agent shall not be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations as Administrative Agent.

The Administrative Agent has accepted and is bound by the Loan Documents executed by the Administrative Agent as of the date of this Agreement and, as directed in writing by the

Required Lenders, the Administrative Agent shall execute additional Loan Documents delivered to it after the date of this Agreement; provided, however, that such additional Loan Documents do not adversely affect the rights, privileges, benefits and immunities of the Administrative Agent. The Administrative Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing the Obligations (other than this Agreement and the other Loan Documents to which the Administrative Agent is a party).

No written direction given to the Administrative Agent by the Required Lenders or the Borrowers that in the sole reasonable judgment of the Administrative Agent imposes, purports to impose or might reasonably be expected to impose upon the Administrative Agent any obligation or liability not set forth in or arising under this Agreement and the other Loan Documents will be binding upon the Administrative Agent unless the Administrative Agent elects, at its sole option, to accept such direction.

The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or the other Loan Documents arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; business interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

The Administrative Agent shall not be under any obligation to exercise any of its rights or powers vested in it by this Agreement or the other Loan Documents, at the request, order or direction of the Required Lenders unless the same is given pursuant to the express provisions of this Agreement or the other Loan Documents and the Required Lenders shall have offered to the Administrative Agent security or indemnity reasonably satisfactory to the Administrative Agent against the costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) which might be incurred therein or thereby.

Beyond the exercise of reasonable care in the custody of the Collateral in its possession, the Administrative Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Administrative Agent in good faith without gross negligence or willful misconduct.

The Administrative Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Administrative Agent, as determined by a court of competent jurisdiction in a final, nonappealable order, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Administrative Agent hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.

In the event that the Administrative Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Administrative Agent’s sole reasonable discretion may cause the Administrative Agent to be considered an “owner or operator” under any Environmental Laws or otherwise cause the Administrative Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Administrative Agent reserves the right, instead of taking such action, either to resign as Administrative Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Administrative Agent will not be liable to any person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Administrative Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any Hazardous Material into the environment.

 9.3

Successor.  The Administrative Agent may resign as such at any time upon at least 30 days’ prior notice to the Borrowers and all Lenders.  The Administrative Agent may be removed at any time upon the affirmative vote of the Required Lenders.  If the Administrative Agent at any time shall resign or be removed, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder.  In the case of the Administrative Agent’s resignation, if no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and the payment of the reasonable fees and expenses (including attorney’s fees and expenses) of the resigning or removed Administrative Agent), such successor Administrative Agent shall be entitled to receive from the retiring or removed Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Administrative Agent.  The retiring or removed Administrative Agent shall cooperate in all respects with the transition of the Administrative Agent role to the successor Administrative Agent and shall, following such transition, be discharged from its duties and obligations under the Loan Documents.  After any retiring or removed Administrative Agent’s resignation or removal, as applicable, hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Section 9.1, Section 10.3 and Section 10.4 shall continue to inure to its benefit.

 9.4

Loans by the Administrative Agent.  The Administrative Agent shall have the same rights and powers with respect to (x) the Loans held by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent.  The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the New Borrower or any Subsidiary or Affiliate of the New Borrower as if the Administrative Agent were not the Administrative Agent hereunder.

 9.5

Credit Decisions.  Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender’s review of the financial information of the New Borrower, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend the Loans.  Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

 9.6

Copies, etc.  The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by a Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by such Borrower).  The Administrative Agent will distribute to each Lender each document or instrument received (other than notices delivered pursuant to Articles II and III) for its account and copies of all other communications received by the Administrative Agent from a Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

 9.7

Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.  As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.  For purposes of applying amounts in accordance with this Agreement, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Hedge Agreement with any Credit Party for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Hedge Agreement.  Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrowers to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Hedge Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Credit Party.

 9.8

Defaults.  The Administrative Agent shall not be deemed to have Knowledge or notice of the occurrence of a Default unless the Administrative Agent has received a written notice from a Lender or the Borrowers specifying such Default and stating that such notice is a “Notice of Default”.  In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders.  The Administrative Agent shall (subject to the provisions of this Article IX and Section 10.1) take such action and exercise such remedies with respect to such Default as shall be directed by the Required Lenders pursuant to any of the Loan Documents; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action (including, without limitation, credit bidding the Loans of all Lenders hereunder), or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

 9.9

Posting of Approved Electronic Communications.

(a)

The New Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the New Borrower, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Section 7.1.3, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Continuation/Conversion Notice, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent.  In addition, the New Borrower agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents (including, for the avoidance of doubt, Section 7.1.3) but only to the extent requested by the Administrative Agent.

(b)

In accordance with Section 7.1.3, the New Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar Platform.

(c)

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”.  THE INDEMNIFIED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE INDEMNIFIED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  IN NO EVENT SHALL THE INDEMNIFIED PARTIES HAVE ANY LIABILITY TO ANY OBLIGOR, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY OBLIGOR’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY INDEMNIFIED PARTY IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(d)

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents.  Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.  Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

(e)

Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

 9.10

Proofs of Claim.  The Lenders and the Borrowers hereby agree that after the occurrence of an Event of Default pursuant to Section 8.1.8, in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any of the Credit Parties, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any of the Credit Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Loans and any other Obligations (excluding

Obligations arising under any Hedge Agreement) that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Lenders, the Administrative Agent and other agents appointed by the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Administrative Agent and such other agents and their agents and counsel and all other amounts due Lenders, Administrative Agent and such other agents hereunder) allowed in such judicial proceeding; and

(b)

to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent and other agents hereunder.  Nothing herein contained shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.  Further, nothing contained in this Section shall affect or preclude the ability of any Lender to (i) file and prove such a claim in the event that the Administrative Agent has not acted within ten days prior to any applicable bar date and (ii) require an amendment of the proof of claim to accurately reflect such Lender’s outstanding Obligations.

 9.11

Appointment of Designated Term Loan Agent.  The Administrative Agent and the First Lien Administrative Agent have entered into the First/Second Lien Intercreditor Agreement for purposes of defining the relative rights and priorities of the Term Loan Claimholders with respect to the Collateral.  The First/Second Lien Intercreditor Agreement addresses only the relative rights and priorities of the Term Loan Claimholders in the Collateral.  The purpose of the ABL/Term Loan Intercreditor Agreement is to define the relative rights and priorities of the ABL Claimholders in the Collateral with respect to the Term Loan Claimholders (when treating the Term Loan Claimholders as a single group).  In furtherance of that purpose:

(a)

The Administrative Agent, as authorized and directed by the Secured Parties, hereby appoints and designates Silver Point to act as the Designated Term Loan Agent as specified under the ABL/Term Intercreditor Agreement on behalf of the Administrative Agent and other Secured Parties.  The Administrative Agent, on behalf of all Secured Parties, agrees that any action taken by Designated Term Loan Agent in accordance with the provisions of the ABL/Term Intercreditor Agreement, and the exercise by Designated Term Loan Agent of any of the powers set forth therein, together with such other powers as are reasonably incidental thereto, is fully authorized by, and shall be completely binding upon, the Administrative Agent and all other Secured Parties.

(b)

Each Lender (i) consents to the subordination of Liens provided for in the ABL/Term Intercreditor Agreement, (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the ABL/Term Intercreditor Agreement, (iii) authorizes and directs the Administrative Agent to enter into the ABL/Term Intercreditor Agreement on its behalf, (iv) authorizes and directs the Administrative Agent on its behalf to appoint the Designated Term Loan Agent, and (v) that any action taken by the Designated Term Loan Agent pursuant to the ABL/Term Intercreditor Agreement shall be binding upon such Lender.

(c)

Each Lender acknowledges and agrees that the Person appointed to serve as Designated Term Loan Agent under the ABL/Term Intercreditor Agreement is the same Person appointed to serve as First Lien Administrative Agent and that such Person (or any successor thereto) shall be permitted to serve as both First Lien Administrative Agent and Designated Term Loan Agent even if such Person does not also serve as Administrative Agent and regardless of the existence or absence of any conflict between the Secured Parties and the First Lien Claimholders (as defined in the ABL/Term Intercreditor Agreement).

ARTICLE X
MISCELLANEOUS PROVISIONS

 10.1

Waivers, Amendments, etc.  The provisions of each Loan Document (other than a Fee Letter, which shall be modified only in accordance with its terms) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the New Borrower and the Required Lenders; provided, that no such amendment, modification or waiver shall:

(a)

modify clause (b) of Section 4.7, Section 4.8 (as it relates to sharing of payments) or this Section, in each case, without the consent of all Lenders;

(b)

increase the aggregate amount of any Loans held by a Lender or extend the final Stated Maturity Date for any Lender’s Loan, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

(c)

reduce (by way of forgiveness), the principal amount of or reduce the rate of interest on any Lender’s Loan, reduce any fees described in Article III payable to any Lender, in each case without the consent of such Lender (provided that, the vote of Required Lenders shall be sufficient to waive the payment, or reduce the increased portion, of interest accruing under Section 3.2.2);

(d)

make any change to the definition of “Required Lenders” or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

(e)

except with the consent of the Lenders holding more than 90% of the aggregate amount of outstanding Loans, release (i) either any Borrower from its Obligations under the Loan Documents or any Subsidiary Guarantor from its obligations under a Guaranty; provided that a Subsidiary Guarantor shall automatically be released from its obligations under a Guaranty in the event that the Capital Securities of such Subsidiary Guarantor are Disposed of in a transaction permitted under Section 7.2.2 or (ii) all or substantially all of the collateral under the Loan Documents; or

(f)

affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) unless consented to by the Administrative Agent.

Notwithstanding the provisions above, this Agreement and the other Loan Documents may be amended or amended and restated as contemplated by Section 2.6 in connection with any Incremental Amendment and any related increase in or new commitments or Loans, with the consent of the Borrowers, the Administrative Agent and the Incremental Term Lenders providing such increased or new commitments or Loans.  The Administrative Agent may enter into an Intercreditor Agreement (or amend, supplement or modify any existing Intercreditor Agreement) as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms of any such Incremental Term Loans.

No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on any Credit Party in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

 10.2

Notices; Time.  All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to a Borrower, the Administrative Agent or a Lender, to the applicable Person at its address or facsimile number set forth on Schedule II hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.  The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile (or electronic transmission) shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document.  Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.

 10.3

Payment of Costs and Expenses.  The New Borrower agrees to pay promptly, and in any event within thirty (30) days after written demand therefor to the extent incurred after the

Closing Date, (a) any consents, amendments, waivers or other modifications of this Agreement and the other Loan Documents; (b) the reasonable and documented fees, expenses and disbursements of counsel to the Administrative Agent in connection with the administration of this Agreement and the other Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters in connection therewith; (c) all the actual costs and expenses of creating and perfecting Liens in favor of the Administrative Agent, for the benefit of the Lenders pursuant hereto, including filing and recording fees, search fees, title insurance premiums and fees, expenses and disbursements of counsel to the Administrative Agent; (d) all the actual reasonable and documented costs and fees, expenses and disbursements of any auditors, accountants, consultants or appraisers whether internal or external (but no more than (i) one such firm for the Administrative Agent and Lenders as a whole at such time as the Administrative Agent is an Affiliate of Silver Point or (ii) two such firms for the Administrative Agent and Lenders as a whole at such time as the Administrative Agent is not an Affiliate of Silver Point); (e) all the actual reasonable costs and expenses (including the fees, expenses and disbursements of counsel and of any appraisers, consultants, advisors and agents in each case employed or retained by the Administrative Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (f) all other actual reasonable costs and expenses incurred by the Administrative Agent in connection with the any consents, amendments, waivers or other modifications of this Agreement and the other Loan Documents and the transactions contemplated thereby; and (g) after the occurrence of a Default or an Event of Default, all reasonable costs and expenses, including reasonable attorneys’ fees and expenses and costs of settlement, incurred by the Administrative Agent and the Required Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Loan Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings.

 10.4

Indemnification.  In consideration of the execution and delivery of this Agreement by each Secured Party, the New Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective affiliates and their and their affiliates’ officers, directors, employees, advisors and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all losses, claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, judgments, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (collectively, the “Indemnified Liabilities”) as a result of, or arising out of, or relating to:

(a)

the execution and delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the Transactions contemplated hereby or thereby or the monitoring of the Borrowers’ and the other Credit Parties’ compliance with the terms of the Loan Documents;

(b)

any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Party is a party thereto), or any act, omission, event, or circumstance in any manner related thereto;

(c)

any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Credit Party or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

(d)

(i) the Release from any real property owned or operated by any Credit Party or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), or (ii) each Lender’s Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Credit Party or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender’s Environmental Liability); in each case of clauses (i) and (ii), other than any Release or Lender’s Environmental Liability first caused and first created after the Administrative Agent completes the sale and the transfer of the respective real property pursuant to a foreclosure or deed in lieu of foreclosure;

provided that the New Borrower shall not be required to indemnify any Indemnified Party to the extent the applicable Indemnified Liability arises by reason of such Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Credit Party agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law.  To the extent permitted by Applicable Law, each Borrower and each other Credit Party shall not assert, and hereby waive, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof.

 10.5

Survival.  The obligations of each Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4), the occurrence of the Termination Date and the resignation or removal of the Administrative Agent.  The representations and warranties made by each Credit Party in each Loan Document shall survive the execution and delivery of such Loan Document.

 10.6

Severability.  Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

 10.7

Headings.  The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

 10.8

Execution in Counterparts, Effectiveness, etc.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents other than with respect to any documents for which originals are required for any filing or perfection) and all of which shall constitute together but one and the same agreement.  This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower shall have been received by the Administrative Agent.

 10.9

Governing Law; Entire Agreement.  EACH LOAN DOCUMENT WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

 10.10

Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Borrowers may not assign or transfer their rights or obligations hereunder without the consent of all Lenders.

 10.11

Sale and Transfer of Loans; Participations in Loans; Notes.  Each Lender may assign, or sell participations in, its Loans to one or more other Persons in accordance with the terms set forth below.

(a)

Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loans at the time owing to it); provided that:

(i)

the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless (A) the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the New Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (B) such assignment is an assignment of the entire remaining amount of the assigning Lender’s Loans at the time owing to it, (C) such assignment is an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender or (D) such assignment is to one or more Eligible Assignees managed by an Affiliate of such Eligible Assignee(s) and the aggregate amount of such assignments is not less than $1,000,000;

(ii)

each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans assigned; and

(iii)

the parties to each assignment shall (A) electronically execute and deliver to the Administrative Agent a Lender Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent or (B) with the consent of the Administrative Agent, manually execute and deliver to the Administrative Agent a Lender Assignment Agreement, together with, in either case, a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent) and if the Eligible Assignee is not a Lender, administrative details information with respect to such Eligible Assignee and applicable tax forms.

(b)

Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c), from and after the effective date specified in each Lender Assignment Agreement, (i) the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, subject to Section 10.5, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement).  If the consent of the New Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in this Section), the New Borrower shall be deemed to have given its consent ten days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent or ClearPar, LLC) unless such consent is expressly refused by the New Borrower prior to such tenth day.

(c)

The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (a) of Section 2.5 and at the request of the New Borrower give the New Borrower notice of such assignments.  The Register shall be available for inspection by the New Borrower and any Lender (in respect of its own position only), at any reasonable time and from time to time upon reasonable prior notice.

(d)

Any Lender may, without the consent of, or notice to, the New Borrower or the Administrative Agent, sell participations to one or more banks or other entities other than an Ineligible Assignee (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to any of the items set forth in clauses (a) through (e) of Section 10.1, in each case except as otherwise specifically provided in a Loan Document.  Subject to clause (e), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.3, 10.3 and 10.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, provided such Participant agrees to be subject to Sections 4.8 and 4.10 as though it were a Lender.  Each Lender shall, as agent of the Borrowers solely for the purpose of this Section, record in book entries maintained by such Lender the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the obligations under this Agreement (the “Participant Register”).  The entries in the Participant Register shall be conclusive and binding absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  If requested by the Administrative Agent or the New Borrower, such Lender shall make the Participant Register available to the Administrative Agent or to the New Borrower upon either (i) the exercise by a Participant of remedies hereunder or (ii) a request for the Participant Register by the IRS.

(e)

A Participant shall not be entitled to receive any greater payment under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, as of the time of the sale of such participation, than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the New Borrower’s prior written consent.  A Participant shall not be entitled to the benefits of Section 4.6 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with the requirements set forth in Section 4.6 as though it were a Lender that acquired its interest by assignment.  In addition, if at the time of the sale of such participation, any greater Taxes subject to payment under Section 4.6 would apply to the Participant than applied to the applicable Lender, then such Participant shall not be entitled to any payment under Section 4.6 with respect to the portion of such Taxes as exceeds the Taxes applicable to the Lender at the time of the sale of the participation unless the Participant’s request for the New Borrower’s prior written consent for the Participation described in the first sentence of this clause states that such greater Taxes would be applicable to such Participant, it being understood that the Participant shall be entitled to additional payments under Section 4.6 to the extent such Lender selling the participation would be entitled to any payment resulting from a change in law occurring after the time the participation was sold.

(f)

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)

Notwithstanding anything to the contrary contained herein, any Lender (“Granting Lender”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (x) nothing herein shall constitute a commitment by any SPC to make any Loans and (y) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender).  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof.  In addition, notwithstanding anything to the contrary contained in this clause, any SPC may (i) with notice to, but without the prior written consent of, the New Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the New Borrower) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.  This Section may not be amended without the written consent of the SPC.  The Borrowers acknowledge and agree, subject to the next sentence, that, to the fullest extent permitted under Applicable Law, each SPC, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender (provided, in the case of Section 4.6, that the SPC complies with the requirements of such Section as if it were a Lender that acquired its interest by assignment).  The Borrowers shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no grant been made by a Granting Lender to a SPC.

 10.12

Other Transactions.  Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrowers or any of their Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

 10.13

Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE

ADMINISTRATIVE AGENT’S OPTION (ACTING AT THE WRITTEN DIRECTION OF THE REQUIRED LENDERS), IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2.  THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

 10.14

Waiver of Jury Trial.  THE ADMINISTRATIVE AGENT, EACH LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER OR THE BORROWER IN CONNECTION THEREWITH.  THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS.

 10.15

Confidentiality.

(a)

Subject to the provisions of clause (b) of this Section, each Lender agrees that it will follow its customary procedures in an effort not to disclose without the prior consent of the New Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section to the same extent as such Lender) any information which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this clause by the respective Lender or any other Person to whom such Lender has provided such information as permitted by this Section, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent, (vi) to any pledgee referred to in clause (f) of Section 10.11 or any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Loans or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section, (vii) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section) and (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender.

(b)

The New Borrower hereby acknowledges and agrees that each Lender may share with any of its Affiliates, and such Affiliates may share with such Lender, any information related to the New Borrower or any of its Subsidiaries, provided such Persons shall be subject to the provisions of this Section to the same extent as such Lender.

Notwithstanding the foregoing paragraphs of this Section, any party to this Agreement (and each Affiliate, director, officer, employee, agent or representative of the foregoing or such Affiliate) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment or tax structure.  The foregoing language is not intended to waive any confidentiality obligations otherwise applicable under this Agreement except with respect to the information and materials specifically referenced in the preceding sentence.  This authorization does not extend to disclosure of any other information, including (a) the identity of participants or potential participants in the transactions contemplated herein, (b) the existence or status of any negotiations, or (c) any financial, business, legal or personal information of or regarding a party or its affiliates, or of or regarding any participants or potential participants in the transactions contemplated herein (or any of their respective affiliates), in each case to the extent such other information is not related to the tax treatment or tax structure of the transactions contemplated herein.

 10.16

Counsel Representation.  THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY COMPETENT COUNSEL IN THE NEGOTIATION OF THIS AGREEMENT, AND THAT ANY RULE OR CONSTRUCTION OF LAW ENABLING THE BORROWER TO ASSERT THAT ANY AMBIGUITIES OR INCONSISTENCIES IN THE DRAFTING OR PREPARATION OF THE TERMS OF THIS AGREEMENT SHOULD DIMINISH ANY RIGHTS OR REMEDIES OF THE

ADMINISTRATIVE AGENT OR THE OTHER SECURED PARTIES ARE HEREBY WAIVED BY THE BORROWER.

 10.17

Patriot Act.  Each Lender hereby notifies each Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act.

 10.18

Authorization of Administrative Agent.  Each Lender agrees that any action taken by the Administrative Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by the Administrative Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

 10.19

Excess Cash Flow Payments.   The parties hereto acknowledge that the mandatory prepayments with respect to Excess Cash Flow under Section 3.1.1(d) may not be permitted under the ABL Credit Agreement if certain conditions (the “ABL ECF Conditions”) thereunder (including a required minimum Liquidity) are not satisfied, and any such mandatory prepayment made when the ABL ECF Conditions are not satisfied will result in an event of default under the ABL Credit Agreement, which may in turn result in a Default or Event of Default hereunder.

ARTICLE XI

CERTAIN COLLATERAL ADMINISTRATION

 11.1

Insurance of Collateral; Condemnation Proceeds.  Each Credit Party shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief and the other risks covered under the policies listed in Part 11.1 of the Disclosure Schedule, in the amounts and with the insurance companies listed in Part 11.1 of the Disclosure Schedule (which describes all insurance of the Credit Parties in effect on the date hereof with respect to Collateral) similar to those maintained by companies of similar size and similarly situated.  The Credit Parties have the right to substitute valid and enforceable policies issued by any Approved Insurer so long as such policies insure the same risks and are in the same amounts or such other amounts reasonably determined by such Credit Party and consistent with past practices and in accordance with industry standards for companies in the same or similar industry and of the size and owning properties comparable to the Credit Parties.  All proceeds constituting Term Loan Priority Collateral payable under each such policy shall be applied in accordance with and subject to Section 3.1.1(c) to reduce the Loans.  The Credit Parties shall deliver copies of such policies to the Administrative Agent.  Each policy insuring the Collateral (except fidelity coverage against theft and malicious mischief) will (a) include a loss payee endorsement satisfactory to the Administrative Agent, naming the Administrative Agent and the ABL Administrative as sole loss payees and (b) additional insured as appropriate.  Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Administrative Agent in the event of cancellation of the policy for any reason whatsoever (except that in the case of cancellation for non-payment of the premium, the insurer shall give 10 days’ prior written notice to the Administrative Agent)

and a clause specifying that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of any Credit Party or the owner of the property in which the Collateral is stored or by the occupation of the premises for purposes more hazardous than are permitted by said Policy.  If any Credit Party fails to provide and pay for such insurance, the Administrative Agent may, at its option, but shall not be required to, procure the same and charge each Credit Party therfor.  Each Credit Party agrees to deliver to the Administrative Agent, promptly as rendered, true copies of all claims and reports relating to claims submitted to insurance companies issuing policies insuring the Term Loan Priority Collateral.  For so long as no Event of Default exists, each Credit Party shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by each Credit Party with respect to the Term Loan Priority Collateral provided that all proceeds thereof are applied in the manner specified in this Agreement, and the Administrative Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim.  At any time that an Event of Default exists, only the Administrative Agent shall be authorized to settle, adjust and compromise such claims.  The Administrative Agent shall have all rights and remedies with respect to such policies of insurance on the Collateral as are provided for in this Agreement and the other Loan Documents, and consistent with the applicable insurance policies.

 11.2

Protection of Collateral.  All expenses of protecting, storing, warehouseing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by the Administrative Agent to any Person to realize upon any Collateral shall be borne and paid by Credit Parties.  The Administrative Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in the Administrative Agent’s actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at the Credit Parties’ sole risk.

 11.3

Defense of Title to Collateral.  Each Credit Party shall at all times defend its title to the Collateral and the Administrative Agent’s Liens therein against all Persons and all claims and demands whatsoever other than Permitted Liens.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE STANDARD REGISTER COMPANY

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President and Chief Financial Officer

STANDARD REGISTER INTERNATIONAL, INC.

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President

STANDARD REGISTER TECHNOLOGIES, INC.

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President

IMEDCONSENT, LLC

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President

WORKFLOWONE LLC

By:  The Standard Register Company, as its sole member

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President

Second Lien Credit Agreement

WORKFLOWONE OF PUERTO RICO INC.

By: /s/ Joseph P. Morgan, Jr.
       Name:  Joseph P. Morgan, Jr.
      Title:  President

Second Lien Credit Agreement

DLJ INVESTMENT PARTNERS, L.P.

By: /s/ Charles W. Harper
       Name:  Charles W. Harper
      Title:  Managing Director

DLJ INVESTMENT PARTNERS II, L.P.

By: /s/ Charles W. Harper
       Name:  Charles W. Harper
      Title:  Managing Director

DLJ IP II HOLDINGS, L.P.

By: /s/ Charles W. Harper
       Name:  Charles W. Harper
      Title:  Managing Director

Second Lien Credit Agreement

SPCP GROUP III LLC

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

SPCP GROUP, LLC

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

SPF CDO I, LTD.

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

SP WORKFLOW HOLDINGS, INC.

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

SILVER POINT CAPITAL FUND, L.P.

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

SILVER POINT FINANCE, LLC,
as the Administrative Agent

By: /s/ Michael A. Gatto
       Name:  Michael A. Gatto
      Title:  Signatory

Second Lien Credit Agreement